Exhibit (c)(67)

Project Alpine Special Committee Materials June 17, 2018 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Table of Contents Antero Situation Overview I Midstream and Appalachia Market Backdrop II Financial Projections III AM Financial Analysis IV AMGP Financial Analysis V Analysis of Transaction VI Pro Forma Impact VII Pro Forma Trading Analysis VIII After-Tax Pro Forma Impact Supplemental Materials IX Appendix 2 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

I. Antero Situation Overview 3 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

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Summary of Proposal from AMGP

Proposal Component	Description
Exchange Ratio	■ AM Common Units will be exchanged for 1.6 AMGP shares ■ Represents a 1.0% discount to current spot XR as of June 8, 2018 ■ Based on prices as of February 23, 2018, offer implies a 16% premium to AM's closing price and 4% premium to 30-day VWAP ■ Based on prices as of June 7, 2018, implies a 7% premium to AM's 30-day VWAP
Class B Valuation	■ Class B units will be exchanged for 18.5mm AMGP shares ■ Implies ~$353mm valuation at market close as of June 8, 2018
Pro Forma Ownership Splits	■ Pro forma for transaction equity ownership breakdown as follows: □ AM Unitholders: ~59.5% □ AMGP Shareholders: ~36.8% □ Series B Unitholders: ~3.7%
Rationale for Transaction	■ **Streamlined Transaction Structure** □ Single, publicly-traded midstream corporation □ Alignment of management incentives between AM unitholders, AMGP shareholders and Series B unitholders ■ **Improved Financial Performance** □ Elimination of IDR's will reduce PF AMGP's cost of capital relative to SQ entity □ Elimination of Series B will increase cash available for distribution to PF equity owners □ Expected elimination of cash taxes payable by PF AMGP through 5-year forecast as a result of the tax basis "step-up" attributable to the Transaction and additional depreciation generated from capital investment ■ **Enhanced Trading Metrics** □ PF AMGP will have larger float and greater liquidity □ Larger potential investor base given institutional investor preference for traditional C-corp structure □ New shares should, over time, be eligible for inclusion in major indices further expanding investor universe

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Antero Entities Ownership Overview

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($ in millions, unless otherwise noted)

Organizational Structure Overview



Sponsors
Management
Public Shareholders
Management
Public Shareholders
72%
9%
19%
38%
20%
42%
Antero Midstream GP LP ("AMGP")
Antero Resources ("AR")
100%
100% Series A Units
Antero Midstream Partners GP LLC
Antero IDR Holdings ("IDR LLC")
100% Series B Units
Management
Non-Econ GP
100% IDRs
53% LP
Antero Midstream Partners LP ("AM")
47% LP
Public Unitholders

Metric	AR	AM	AMGP
Price (as of 6/8/2018)	$19.62	$30.84	$19.08
Fully Diluted Shares O/S	322	188	186
Market Equity Value	6,308	5,800	3,553
GP Equity Value	-	3,553	-
Total Equity Value	6,308	9,352	3,553
Net Debt[2]	4,812	1,301	(14)
Series B Value	-	-	93
Total Enterprise Value	$11,119	$10,654	$3,538
Value of AM Units Held	*$3,068*		

Sponsor/Management Ownership

	AR			AM			AMGP - Series A			AMGP - Series B[1]			Total
	# Shares (000s)	*Value ($MM)*	*% Outstanding*	*# Units (000s)*	*Value ($MM)*	*% Outstanding*	*# Shares (000s)*	*Value ($MM)*	*% Outstanding*	*Units (000s)*	*Value ($MM)*	*% Outstanding*	*Total Aggregate Investment*
Warburg Pincus LLC	46,609	$914	14.7%	-	-	-	55,110	$1,051	29.6%	-	-	-	$1,966
Yorktown Partners LLC	12,905	$253	4.1%	-	-	-	15,534	$296	8.3%	-	-	-	$550
Total Sponsor	59,514	$1,168	18.8%	-	-	-	70,644	$1,348	37.9%	-	-	-	$2,516
Paul Rady	16,350	$321	5.2%	303	$9	0.2%	19,997	$382	10.7%	48	$53	57.1%	$765
Glen Warren	10,823	$212	3.4%	207	$6	0.1%	14,931	$285	8.0%	32	$35	38.1%	$539
Other	3	$0	0.0%	353	$11	0.2%	2,937	$56	1.6%	4	$4	4.8%	$71
Total Management	29,787	$533	8.6%	863	$27	0.5%	37,865	$722	20.3%	84	$93	100.0%	$1,375
TOTAL	89,301	$1,701	27.3%	863	$27	0.5%	108,509	$2,070	58.3%	84	$93	100.0%	$3,891

Source: Company filings, FactSet as of 6/8/18.
(1) 50% of Series B remain unvested; remaining 50% will vest half on 12/31/2018 and half on 12/31/2019. All shares automatically vest upon the liquidation of IDR LLC. Value based on 6% of AMGP equity value above $2,000mm.
(2) AR net debt consolidates for AM.

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Antero Midstream Timeline

Relative Performance Since AM IPO (11/5/2014)[1,2]

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AM
AM Peers
AMGP
AMGP Peers
AR
AM Equity Issuance
Primary Issuance
Secondary Issuance
11/5/2014
AM IPO
3/24/2016
AM prices offering of ~8MM common units (~$179MM) from AR
2/6/2017
AM prices public offering of ~6MM common units (~$198MM)
9/6/2017
AM prices public offering of ~10MM common units (~$315MM) from AR
12/22/2017
The Tax Cuts & Jobs Act is signed into law
2/14/2018
SailingStone Capital files 13-D disclosing 11% stake in Antero Resources
2/23/2018
Antero Midstream Partners announces the formation of Special Committee
23%
(10%)
(19%)
(25%)
(62%)
150%
125%
100%
75%
50%
25%
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18

Source: Company filings, FactSet as of 6/8/18.
Note: AM peers include BPMP, CNXM, DM, EQM, HESM, NBLX, SHLX, WES, and VLP. AMGP peers include EQGP and WGP.
Note: AM peer selection considered E&P sponsored MLPs and high-growth MLPs, categorized as such if current - 2022E distribution growth CAGR is greater than 10%.
(1) Indexed values reflect total return on investment. Distributions and dividends reinvested at current market price on date paid.
(2) AM price performance indexed to IPO price of $25.00 and AMGP price performance indexed to IPO price of $23.50.

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Historical XR & Distribution Comparison Since AMGP IPO (5/4/17) ($ in millions, unless otherwise noted) Period Spot XR Adj. XR (4) AM GP Shares O utstanding AM GP Pric e 186.2 $19.08 Historical AM/AMGP Exchange Ratio Series B Threshold Redem ption Right $2,000 6.0% 1.95x 1.85x 1.75x 1.732x 1.616x 1.600x 1.65x 1.55x 1.45x 1.35x 1.25x May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Antero Midstream Historical Distribution Split by Entity(1) AM AMGP Series B AM Distribution CAGR: 29% AMGP Distribution CAGR: 155% 1% 1% 2% 16% 1% 19% 22% 1% 24% Q1 '17 19% Q1 '15 5 6 12% Q4 '16 4 '17 7 / $0.18 .22 $41 / 44 / $0.25 $3 / $0.02 .27 .28 $56 / / $0.37 - - - $0 / $0.00 $1 / $0.01 $2 / $0.01 $5 / $0.03 $7 / $0.04 $11 / $0.06 $14 / $0.08 $18 / $0.10 $22 / $0.13 Q1-'15 Q2 '15-Q3 '15 Q4 '15 Q1 '16 Q-2 '16 Q3 '16-Q4 '16 Q1 '17 $1 Q2 '17 $Q13 '17 Q4 '1$71 Q1 '18 - - $0 $1 AMGP(2) - - $0 $1 $2 $3 $5 $7 $11 $5 / $0.05 $11 / $0.06 $14 / $0.08 $20 / $0.11 Source: Company filings, FactSet as of 6/8/18. (1) (2) (3) (4) AM CAGR is calculated from Q1’15 to Q1’18. AMGP CAGR is calculated from Q2’17 to Q1’18 based on initial post-IPO distribution grossed up for full quarter. AMGP attributable distribution per AM LP unit pre-IPO. AMGP CAFD & declared distribution post-IPO. Adjusted to reflect proposed Series B conversion, with AMGP share price calculated as (AMGP equity value + [(AMGP equity value - $2bn) x 6%])/(AMGP fully diluted shares outstanding + 18.5mm). Proposal % Premium / (Discount) calculated as premium / (discount) between current proposal (1.600x) and adjusted XR. 7 AM LP$27 / $0.18 $29 / $0.19 $36 / $0.21 $39 / $0.22 $41 / $0.24 $44 / $0.25 $47 / $0.27 $50 / $0.28 $56 / $0.30 $60 / $0.32 $63 / $0.34 $68 / $0.37 $73 / $0.39 Series B-- - - - - - $0 $1 $1 $1 $1 $2 1% 1% 1% 1% 2% 2% $ Q2 '15 100% 29 / $0.19 Q3 '1 100% $36 / $0 .21 1% Q 99% $39 4 '15 / $0 2% 98% Q1 '16 4% 96% $0.24 $ Q2 6'1%6 94% 16% Q22'127% 2Q4%3 '17 26% Q 87% $50 / $0 83% $6 .34 9Q%3 '1 91% $47 / $0 77% 0 / $0.32 74% $63 / $0 80% $0.30 72% $68 (3) Implied Series B Valuation $93 ProposalSpot XRAdj. XR Series B Conversion Units 18.5 Adj. AM GP Share Pric e $17.81 Current AM Share Pric e $30.84 At 2/23/2018 Adjusted XR 1.732x AM GP Units O utstanding Inc luding Series B 204.7 AM GP Equity Value Inc luding Series B $3,646 AM GP M arket Value $3,553 Sample Adjusted XR Calculation Proposal % Premium / (Discount) Proposal --1.600x --Current 1.616x 1.732x (7.6%) 3-M onth Average (Current) 1.571x 1.689x (5.3%) 30 Day Average (Current) 1.570x 1.685x -(5.0%) 2/23/2018 1.380x 1.479x 8.2% 3-M onth Average (at 2/23/2018) 1.484x 1.588x 0.7% 30 Day Average at 2/23/2018 1.444x 1.543x 3.7% Sinc e AM GP IPO Average 1.556x 1.666x (4.0%) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Analyst Perspectives on Situation Price Target AM Current Price Median Price Target AR AMGP Ra$1y9m.6o2 nd$24J.a0m0 es: 2-14-18 $19.$0827 $24.00 $30.84 $36.00 Alembic Global Advisors: 4-26-18 $34 MUFG Securities Ameri cas: 4-26-18 $28 MUFG Securities Ameri cas: 4-26-18 $40 tricte$2d9: 2-14-18 $23 KeyBanc Capital Markets: 6-1-18 Raymond James: 4-26-18 $27 Scotia Howard Weil: 5-22-18 $40 Guggenheim Securities: 5-11-18 (1) Tudor Pickering Holt & Co.: 4-23-18 Ladenburg Thalmann & Co: 5-23-18 26 KLR Group: 5-L14a-d18enburg Thalmann : 2-14-18 $28 $38 Stephens Inc: 5-18-18 Restricted: 5-23-18 5 Stifel Nicolaus: 4-26-18 37 MUFG Securities Ameri cas: 4-26S-e18aport Global Secur$i2t5ies: 2-14-18 $26 Scotia Howard Weil: 5-22-18 Stifel Nicolaus: 5-21-18 Ladenburg Thalmann & Co: 5-23-18 $36 Wells Fargo Securities: 5-24-18 BMO Capital Markets: 6-M4-U18FG Securities me$r2i4cas: 2-14-18 9 Wells Fargo Securities: 5-24-18 $36 Scotia Howard Weil: 6-7-18 (1) Restricted: 6-8-18 Tudor Pickering Holt & Co.: 4-3-18 Wells Fargo Securities: 2-16-18 Janney Montgomery Scott: 4-26-18 $30 $36 Restricted: 4-13-18 SunTrust Robinson Humphrey: 4-26-18 (1) Tudor Pickering Holt & Co.: 4-23-18 Raymond James: 4-26-18 $36 Raymond James: 4-27-18 t$r2ic3 ted: 2-28-18 22 Cowen & Company: 6-7-18 Guggenheim Securities: 4-13-18 Restricted: 5-16-18 22 Wells Fargo Securities: 4-2T7-u18dor Pickering o.: 3-9-18 $22 Seaport Global Securities: 4-6-18 6 Seaport Global Securities: 4-26-18 Morningstar Equi ty Research: 4-26-18 $19 “We see AM as well positioned to capitalize on AR growth, especially as the organic opportunity set appears deep with >3,300 economic drilling. We expect stout throughput volume growth to support distribution CAGR of 28-30% through 2020 with continued robust growth thereafter, all while maintaining solid coverage. Superior distribution growth, a strong B/S, and substantial coverage differentiate AM from peers, in our view.” J.P. Morgan, 2/26/2018 “While there are several$2pe3rmutations, we’ve analyzed two scenarios: (1) AM acquires AMGP and (2) AMGP acquires AM (our analysis assumes a 10% premium under each scenario). Regardless of which way the transaction g$o2e4s, we estimate the pro forma entity could grow its cash flows at a five-year CAGR of 19%, with better alignment to “AR delivered better than expected 1Q1R8ersetsruiclttsed: 3-13-18 on stronger margins and a big gain on gas marketing for the quarter. While guidance would indicate the marketing gain is likely not repeatable, the company’s upsStcroeatima HopoewraartdionWseil: 3-14-18 are getting incrementally more efficient driven by longer laterals and larger pads, and the company remains on track for 20% volume growth in 2018.” : 3-19-18 AR. Restricted Jefferies, 5/01/2018 $24 Wells Fargo, 5/03/2018 8 Source: Broker research commentary. FactSet as of 6/8/18. (1) TPH Research restricted on 4/17/18. $ $2 $24 $24 $24 $23 $ $ $1 $ $34 $25 R es $27 &$2C6 o $26 $25 $24 $24 $23 $22 l0t & C A R es Ho$2 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

II. Midstream and Appalachia Market Backdrop 9 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Natural Gas Supply Overview Associated Gas from Oily Plays Accounts for Significant Contribution to Gas Supply Growth HHUB Gas Breakevens in Permian & SCOOP / STACK 30% After Tax Rate of Return at $55/bbl WTI(1) US Natural Gas Production (Bcf/d) Oil Basins Natural Gas Basins Other Basins 99 $6.00 $5.46 $5.62 $4.00 $2.00 $0.00 ($2.00) 2017E 2020E ($2.27) Contribution to US Natural Gas Production Growth (2017E-2020E)(2) ($4.00) ($6.00) 41% 59% Source: TPH Research. 10 (1) (2) Assumes $55/bbl WTI, 40% of WTI for NGL realizations, 75% NRI, 30% ATROR. Excludes other basins from % contribution calculation for 2017E-2020E gas supply growth. Breakeven HHub Price ($/mcf) 82 22 28 growth 39 29 38 24 Oily basins drive majority of supply $3.97 $2.83 $2.18 $1.24 ($0.09)($0.08) ($2.02) ($4.56) Current 2018 Strip = $2.81 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

The Commodity Price Backdrop   Flat curve Gas basins that are economic $3.00 will dispatch $0.55 $0.53 $2.12 premium markets $21.75/Bbl  TPH bullish on near-term ethane Jan-18 Feb-18 Mar-18 A pr-18 May-18 11 Source: Company Filings, FactSet, Bloomberg as of 6/8/18. Note: Dominion South pricing represents Bloomberg’s proprietary fair value estimates, based on futures and spot pricing as well as historical spread. (1)Y-grade barrel represents the hypothetical price per barrel for the combined value of the individual components of the NGL mix (ethane, propane, isobutane, natural gasoline). NGLs Quarter Avg. $34  Q1 oil price strength deteriorating $24.15 $24.18 $23.62 $23.73 $25.20 42.8% of WTI$32 C3+ pricing; an improving oil outlook $30 should result in higher netbacks $14.46 $28 57  Appalachia NGL buildout continues $26 $24 pricing, longer-term production $22 growth will keep ethane near-gas $20 value (1) Y-Grade Barrel $29. 47% 48% 46% 47% 50% $16.93 33% 28% Mt. Belvieu Performance YTD Appalachia Q4 Unhedged Pricing Commentary Appalachia Gas 6/8/2017 6/8/2018 (Current) 6/8/2017 6/8/2018 (Current) $2.58 $0.62  In-basin pricing in backwardation $2.30 $2.27  Basis is lower than FT pricing to 2018E 2019E 2020E 2018E 2019E 2020E $2.39 $2.32 $0.45 $0.47 $0.50 Differential to NYMEX ($/MMBtu) Dominion South Gas Curve ($/MMBtu) Commentary Henry Hub Gas 6/8/2017 6/8/2018 (Current) Wall Street Consensus $3.04 $2.92 $2.88 $2.87 $2.77 $2.90 $2.85 $2.67 $3.01 $2.86 $2.65 $3.08 2018E 2019E 2020E 2021E Henry Hub Forward Gas Curve ($/MMBtu) Commentary CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP Benchmarking Antero Midstream GP vs. GP Peers ($ in millions, unless otherwise noted) GP Enterprise Value(1) to GP EBITDA(2) AMGP Yield (2018E) 2018 2019 6.4% 36.2x 16.4x (3) (3) AMGP WGP EQGP AMGP WGP EQGP Enterprise Value GP / IDR Value % of EV 2018E – 2020E Distribution CAGR $8,131 $7,501 100% 58.3% 8% 7% (3) EQGP (3) (3) AMGP WGP AMGP WGP EQGP AMGP EQGP WGP Source: Company filings, Wall Street Research as of 6/8/18. Note: AM projections based on Wall Street estimates. (1) (2) (3) GP enterprise value calculated as the equity value of GP + net debt held by the GP. AMGP EBITDA defined as distributions attributable to IDR, LLC less Series B payments. EQGP pro forma for RMP acquisition announced April 2018. 12 29.2% 11. 6 83% $3,631 Median: 20.5% Median: 76% Median: $7,816 22.0x 17.9x 19.3x 15.3x 2.8% 9% 4. Median: 2018: 18.6x 2019: 15.8x Median: 5.6% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Benchmarking

Antero Midstream vs. Midstream Peers

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($ in millions, unless otherwise noted)

E&P Sponsored | Other High-Growth MLP(1) | E&P Sponsored & High Growth

Distribution Yield (2018E)



Median: 6.3%
5.5%
7.4%
7.8%
7.4%
6.9%
4.2%
6.3%
6.0%
5.6%
5.2%
AM
WES
EQM
CNXM
HESM
NBLX
SHLX
PSXP
VLP
BPMP
E&P Spon.
High-Growth & E&P Spon.
Other High-Growth MLP

Coverage



Median: 1.26x
1.28x
1.11x
1.22x
1.26x
1.13x
2.11x
1.09x
1.34x
1.43x
1.26x
AM
WES
EQM
CNXM
HESM
NBLX
SHLX
PSXP
VLP
BPMP
E&P Spon.
High-Growth & E&P Spon.
Other High-Growth MLP

% of Distributions to IDRs



Median: 26%
28%
35%
35%
9%
2%
4%
26%
31%
0%
AM (2)
WES
EQM
CNXM
HESM
NBLX
SHLX
PSXP
VLP
BPMP
E&P Spon.
High-Growth & E&P Spon.
Other High-Growth MLP

EV/EBITDA



2018
2019
Median
2018: 12.9x
2019: 10.8x
15.0x
11.4x
14.7x
12.4x
12.7x
10.9x
12.0x
8.7x
11.7x
9.6x
13.4x
10.8x
15.6x
10.9x
12.9x
10.4x
12.7x
10.2x
18.1x
13.3x
AM
WES
EQM
CNXM
HESM
NBLX
SHLX
PSXP
VLP
BPMP
E&P Spon.
High-Growth & E&P Spon.
Other High-Growth MLP

Price/DCF per LP Unit



2018
2019
Median
2018: 12.6x
2019: 11.7x
13.3x
10.7x
10.2x
8.3x
10.4x
8.8x
11.0x
8.2x
13.1x
11.8x
11.3x
11.7x
14.6x
12.5x
13.1x
12.0x
12.6x
11.1x
16.7x
12.9x
AM
WES
EQM
CNXM
HESM
NBLX
SHLX
PSXP
VLP
BPMP
E&P Spon.
High-Growth & E&P Spon.
Other High-Growth MLP

Guided Distribution Growth



Median: 20%
Guidance Range
30%
28%
7%
6%
20%
15%
15%
20%
20%
30%
20%
15%
AM
WES
EQM
CNXM
HESM
NBLX
SHLX
PSXP
VLP
BPMP
Through 2020
Through 2019
LT Target
Through 2023
LT Target
Through 2022
Through 2018
Through 2018
Through 2023
Through 2020

Source: Company filings, Wall Street Research as of 6/8/18.
Note: AM projections based on Wall Street estimates.
Note: DM is neither high-growth nor E&P sponsored.
(1) Defined as other high-growth MLP if current - 2020E distribution growth CAGR is greater than 10%.
(2) Includes distributions attributable to IDR, LLC Series B units.

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Precedent Simplification Transactions What the Underlying MLP Looked Like When Simplification Was Announced Underlying MLP NTM Yield Underlying MLP Growth (Current – FY2) Alerian Yield At Announcement Date 12.2% 6.6%6.6%6.3%5.6%6.0% 7.5% 6.8%7.6%7.1%8.8% Median: 3.0% 6.1% 7.3% 6.7% 6.7% 5.9%5.6% 7.6%7.1% 7.8% 7.7%7.1% 7.9% 16.4% 14.0% Median: 8.1% 7.9% 7.1% 4.3% MWE MMP BPL NRG Y EPD PV R NRP GEL QR E KMP EPB CMLPNGLSRR MS PAA OK S ANDX HEP MPLXUSAC SEP NS TEP AM MWE MMP BPL NRG Y EPD PVR NRP GEL QR E KMP EPB CMLPNGLSRR MS PAA OK S A NDX HEP MPLXUSAC SEP NS TEP AM Cash Flow to GP % Underlying MLP Spread (NTM MLP Yield – NTM HoldCo Yield) Median: 2.1% % CF to GP/IDRs Median: 27.8% MLP Split % 51% 50% 4.9% 50% 50% 50% 50% 49% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 49% 46% 47% 3.7% 34% 34% 32% 2.9% 30% (0.2%) MWE MMP BPL NRG Y EPD PVR NRP GEL QR E KMP EPB CMLPNGLSRR MS PAA OK S A NDX HEP MPLXUSAC SEP MWE MMP BPL NRG Y EPD PV R NRP GEL QR E KMP EPB CMLPNGLSRR MS PA A OK S A NDX HEP MPLXUS AC SEP NS TEP AM NS TEP AM 14 Sources: FactSet as of 6/8/18 and Company filings. 36% 37% 36.2% 26% 27% 30% 29% 27% 25% 26% 28% 25% 13% 20% 13% 14% 2% 20% 18% 17% 3.9% 4.5% 1.5% 3.6% 3.6% 2.7% 1.8% 0.5% 0.8% 2.1% 2.2% 1.4% 1.1% 0.4% 12.0% 11.4% 11.1%10.8%11.0% 7.3% 10.3% 10.3% 10.4% 5.1% 7.1% 8.3% 7.8% 8.1% 7.7% 8.6% 6.8% 6.8% 6.1% 6.3% 7.0% 10.0%10.1% 6.1% 3.8% 5.4%5.0% 5.1%5.2% 2.6% 3.0% 3.2% 2.3% 2.1% 2.0% 0.0% 3.5% 0.0% 2.0% 0.0% 0.0% 0.0% 0.0% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Midstream Distribution Growth vs. Yield MLPs vs. C-Corps Non-Sponsored MLPs Midstream C-Corps Denotes MLPs without IDRs 16.0% 14.0% 12.0% 10.0% ANDX 8.0% EQ M CEQP ENLC SHLX 6.0% BPM P EQGP PAGP 4.0% 2.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Distribution Growth (2018E-2022E) CAGR (%) 15 Sources: Company filings, FactSet estimates as of 6/8/18 Note: Companies selected represent dividend/distribution paying midstream C-Corps and MLPs (both with and without IDRs). 2018E Yield (%) E&P Sponsored Other High Growth SM LP BPL ENLK TEGP HEP TLP DCP ENBL SEM G WES CNXM TRGP WGP HESM MMP PSXP VLP TRP WM B KM I NBLX AM GP AM y = 0.0906e-2.776x R² = 0.524 y = 0.0867e-2.257x R² = 0.6069 •4 of 7 E&P-sponsored MLPs are above the regression line that includes AMGP •All C-Corps except TEGP are below the regression line that includes AMGP Excluding AMGP I ncluding AMGP CONFIDENTIAL DRAFT SUBJECT TO CHANGE

III. Overview of Financial Projections 16 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: Assumptions General Assumptions Commodity Prices | NYMEX Strip  5-year plan lateral length averages 11,500’ Price Decks for AR Base Volumes Case & AR Downside Volumes Case AR Downside Pricing at Base Volumes Case  Currently running 5 rigs in Marcellus and 1 in Utica; complete ~790 wells from 2018 to 2022  Achieve production target of 5.2 Bcfe/d by 2022 Realized NGL (Y-Grade) ($/BBl) HHub ($/MMBtu)  3 AR Cases: i) AR Base Case, ii) AR Downside Pricing at Base Volumes Case, and iii) AR Downside Volumes Case $40.14 $2.89  Description of downside cases: $39.28 $2.85 $2.83 $2.81 $2.82 $38.47 “AR Downside Pricing at Base Volumes Case”  $37.44  $2.50 natural gas / $50 oil pricing on “AR Base Volumes Case” production $36.95  “AR Downside Volumes Case” $35.54 $35.52 $35.50 $35.45 $2.50 $2.50 $2.50 $2.50  Production CAGR of 15% through 2022 vs. “AR Base Volumes Case” production GAGR of 18%. Utilizes “AR Base Volumes Case” pricing  $500MM in new debt issued in 2018, 2019, 2020, and 2022  Issued at 5.0% interest rate 2018E 2019E 2020E 2021E 2022E 2018E 2019E 2020E 2021E 2022E   500M additional units issued in Q3 2018 related to vesting of management options 5-year identified project inventory of $2.7B plus an additional $1.0B of potential downstream opportunities ~$500MM of capital efficiencies captured from new AR development plan and AM infrastructure plan Utilizes two cases for analysis AR Development Plan | Wells Completed / Year  Highly-Rich Gas Condensate Highly-Rich Gas Rich Gas Condensate Highly Rich Gas / Condensate Dry Gas 165 AR Downside V mes Case 16 160  AR Base Case olu 155 8 9 145 8 9 8 2   AR Base Volumes Case (“AR Base Case”) AR Downside Volumes Case 3 11635 165 17 164 160 19 145 155 155 3 9 3 33 3 5 3 3 6 59 96 6 3  Series B units receive distributions equal to 6% of GP distributions in excess of $7.5 million every quarter  Corporate incomes taxes of 21% and 4% of federal and state taxes, respectively 2 2019E 2020E 202  Status Quo distribution policy remains at 1.00x throughout projection period  Pro forma distribution policy based on management projections  Pro forma 4-year distribution coverage as follows: 2019 – 1.31x, 2020 – 1.16x, 2021 – 1.11x, and 2022 – 1.05x 2018E 2019E 2020E 2021E 2022E 2018E 2019E 2020E 2021E 2022E 17 Source: Management projections. AMGP 145 135 20 9 111 23 19 116 65 106 2 14 21 18 81 20 E 73 67 20 14 13 9 5 8 8 8 31 2 13031 17 19 3 13 96 101 106 14 106 018E 68 59 30 57 55 33 30 14 AM AR CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AR ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) Gas NGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges) Income from Hedges LP Distributions from AM $2,728 5,194 105 8 $405 87 05 342 $338 $219 $282 2,253 $170 $585 261 56 1,847 261 40 $1,4$016,250 $1,250$464 173 $112 31 173 $135 $2 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,112 $2,216 12 $1,615 $1,684 $1$,18,56460 ,660 $1,102 $519 9 $792 589 2016 2017 2018 20192020 2021 2022 2018A 2019A 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 18 $19 $500 $513 $273 $310 $588 $2,216 $1,854 $1,780 $1,850 ,1 $105$2 0 $2,00$72 $163 1,85 $1,780 $ $103 $1,747$ $163 $1 $1, 684$81 $1,699 $588 $238 $164 $149 $95 ,$51,1589 $238 1$,14,55211 $1,464 $164 $$11,,446542 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $2,305 $2, 72 $2,086$2,100 $2 $338 0 ,305 $35 $4 $ $2,288 $1,774 $1,7 $ $219 2,08 6$ $282 2,10 $37 $1,93$01 74 $224 $1,406 $170 $1,594$ 3 $112 4$01,283$ $1,003 $135 $1,140 $214 03 $901 $290 4,545 4,545 5,194 471 1 05 471 974 33,,994455 402 402 87 834 3,33,33030 342 7700 3,644 3,644 2022 771122 2,702 2,70256 282686 5599 3,222 3,222 2021 603 603 2,822 2,822 2020 1,8472,253 2,382 2,382 2019 465 105 40 7 419 1,92 1,920 2018 332 31 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR AR Downside Pricing at Base Volumes Case ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) GasNGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges) Income from Hedges LP Distributions from AM 5,194 5,194 105 4,545 87 $2,728 $2,263 402 05 7700 $2,100 $405 6 $1,7 $219 $282 261 56 $170 261 40 $1,4$016,250 $1,250$464 173 1,847 40 $112 31 $135 31 3 $817 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow (Net of Land Maintenance Capex) Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,112 $2,216 12 $1,684 $1$,18,56460 ,660 9 589 $317 $182 $184 ($20) 2020E 2 2018A 2019A 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 19 $19 $298 $297 ($115) $588 $2,216 $1,854 $1,780 $1,850 ,1 02 $105$2 0 $2,00$72 2 $163 1,85 2021 $1,780 202 $ $103 $1,747$ 0 $163 $1 2 $1, 20 684$81 $1,699 19 $588 $238 $164 $149 $95 ,$51,1589 018 $238 1$,14,55211 2017 $1,464 $164 $$11,,446542 2016 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $2,305 $1,886$2,08 $1,811$1,889 $1,774$338 $4 $ 74$219 $338 $1,406 $170 $282 $155 $2 $1,703 $851 $388 $128 $1 $1,422 $112 $1,003 $135 $1,140 $ $1,141 $214 03 $901 40$ $291 4,545 471 1 05 471 974 33,,994455 402 87 834 3,33,33030 334422 3,644 3,644 2022 771122 2,702 2,2532,70256 282686 5599 3,222 3,222 2021 603 603 2,822 2,822 2020 1,8472,253 2,382 2,382 2019 465 105 173 7 419 1,92 1,920 2018 332 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AR ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) Gas NGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges)Income from HedgesLP Distributions from AM 5,194 4,505105 4,545 471 $2,728 89 $405 $2,305 $2,100 $2,086 $1,774 $1,786 $338 712 $1,77$41,669 $219 $282 $1,537 $1,520 2,253 $170 $201 261 56 1,847 261 40 $1,4$016,252 $1,250$464 173 $112 31 173 $135 $2 31 $1 3 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow (Net of Land Maintenance Capex) Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,216 12 $588 $909 $769 $608 $47 2016 2017 201820192020 2021 2022 2018A 2019A 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 20 $20 $589 $655 $588 $2,216 $1,854 $2,1 $163 $1$,18,56460 $1,850 $1,780 $238 $164 $1$61349 $1,660$1,6$814,443 $1,494 $238 1$,14,55211 $1,464 $164 $$11,,446542 $1,251 $1,179 $81 589 $1,362 $105 $2 $1,388 $103 9$ $1,148 $95 ,511 $1,084 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $1,406 $170 $326 $244 $285 $851 $ $112 $388 $155 $1,305 $1,003 $135 $1,140 $128 $1,107 $214 $ $905 03 $902 $616 $291 4,046 3,945402 87 452 3,605 3,330342 70 392 82 876 3,121 2,702286 59 331 58 834 756 648 2,70256 259 47 3,644 3,087 2022 3,222 2,816 2021 534 1,8472,253 2,822 2,568 2020 465 105 40 7 2,382 2,281 2019 419 1,92 1,920 2018 332 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AM ($ in millions, unless otherwise noted) Operations & EBITDA Low Pressure (Bcf/d) | Water Handling (MBbls/d) Capital Expenditures Gathering & Compression Water Handling Earn-out payment Stonewall MPLX JV $815 $1,292 Low PressureWater Delivery Produced Water EBITDA $1,6 $1,40681 $1,642 $1,413 $1,413 $1,2$212,222 $266 $9$89989 $164 $2 $730 $730 7 $529 $404 $529 6 404 5 4 4 A 021E 4 3.1 2.7 2016A 2017A 2018E 2019E 2020E 2.0121E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E 0.8 1.1 1.2 1.5 DCF20a17nA d Distrib20u18tEions per20U19nE it 2022E Distribution Breakdown 016A 2020E 2021E2018E – 2022E CAGR LP DCF per Unit LP Distributions per Unit AM LPs AMGP (IDRs) Series B Uni ts $4.29 $3.75 $4.29 $3.24 $3.75 -% 1% 1% 2% 2% 2% 2% $2.74 $4.10% $2.05 $3.42 $3.24 $2.21 $4.10 $1.61 $1.49 $2.85 $3.42 $2.76 $1.72 $1.33 $1.03 $2.07 $2.85 2019E 20$1.61 $1.49 16A2017A 2018$E2.21 2020E 2021E 2022E 8%/2$91%.72 27%/29%34%/29% 18%/29% 16%/20% 14%/20% Growth(1) $1.33 1.76x 1.33x 1.27x1.31x 1.16x 1.11x 1.05x Rat$io1(2.) 03 16A 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. Note: Operational volumes based on annual average volumes. (1) YoY growth of LP DCF per unit and LP distributions per unit respectively. (2) Coverage ratio calculated as total DCF over total distributions. 21 YoY Coverage Total LP DCF$353$299$385$516$609$705$807 Tota2l0L1P6A 2017A 2018E 2019E 2020E 2021E 2022E Distributions$269$246$323$416$536$643$771 8% - % 1 22% 7A 1% 29% 30% E 2% 34% 36% 2% 38% 39% 2% 40% 41% 2 2% 41% 42% 92% 20 78% 201 68% 69% 2018 63% 64% 2019E 59% 60% 2020E 57% 58% 2021E 55% 57% 022E 20% 24% 6 261 6.9 243 220 205 5. 178 4.7 1 154 4. 124 3.5 107 2.8 94 73 1 2.2 52 1.4 1.7 40 41 29 42 $49$1491 $1$,41,64060 $176 $176 $1$,170189 7$266 $2$12414 $2 $164 $112255 $169 $169 $684 $430 $92 $611 $125 $$14245 $186 $186 $86 $110 $75 $96 $416 $416 2019E $188 $381 $381 2018E $349 $349 2017A 2 $37$92 $352 $322 $322 2020E 20 .4 $228 2016 $220 $229 22E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AM ($ in millions, unless otherwise noted) Operations & EBITDA Low Pressure (Bcf/d) | Water Handling (MBbls/d) Capital Expenditures Gathering & Compression Water Handling Stonewall MPLX JV Low Pressure Water Delivery Produced Water EBITDA $491 $1,460 $1,642 $1,413 $1,409 $1,222 $1,105 $1,229 $989 $646 $851 $729 $529 $730 7 $$450249 6 $506 404 6 $75 $85 5 4 $19 201$62A28 4 3.1 2.7 2018E 2019E 2020E 2.0121E 2022E 2016A 2017A 2016A 2017A 2018E 2019E 2020E 2021E 2022E 0.8 1.1 1.2 1.5 DCF20a17nA d Distrib20u18tEions per20U19nE it 2022E Distribution Breakdown 016A 2020E 2021E2018E – 2022E CAGR LP DCF per Unit LP Distributions per Unit AM LPs AMGP (IDRs) Series B Uni ts $3.81 $4.29 $3.38 -% 1% $3.07 $3.75 1% 2% 2% 2% 2% $2.45 $3.24% $2.08 $3.42 $2.97$4.10 $1.61 $1.49 $2.58 $3.42 $2.76 $1.72 $2.15 $1.33 $1.03 $2.07 $2.85 2019E 20$1.61 $1.49 16A 2017A 2018$E2.21 2020E 2021E 2022E 64% Growth(1) $1.33 1.76x 1.33x 1.30x 1.18x 1.23x 1.16x 1.13x Rat$io1(2.) 03 16A 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. Note: Operational volumes based on annual average volumes. (1) YoY growth of LP DCF per unit and LP distributions per unit respectively. (2) Coverage ratio calculated as total DCF over total distributions. 22 YoY8%/2$91%.72 29%/29%17%/25%25%/20%10%/15%13%/15% Coverage Total LP DCF$353$299$392$460$576$635$716 Tota2l0L1P6A 2017A 2018E 2019E 2020E 2021E 2022E Distributions$269$246$323$403$485$559$643 8% - % 1 22% 7A 1% 29% 30% E 2% 34% 36% 2% 37% 39% 2% 38% 41% 2 2% 40% 42% 92% 20 78% 201 68% 69% 2018 63% 2019E 59% 61% 2020E 57% 60% 2021E 55% 58% 022E 16% 19% 62.192 4 178 189 172 154 154.4 124 3.8 1 3. 3.1 96 2.6 87 1 2.2 68 1.7 49 1.4 40 41 29 $491 $72$62666 $1,460 $214 $214 $646 $$2 2 $$116688 $34 $448888 $186 $186 $75 $178 $178 $96 $506 $188 $188 $$8658 $272 $19 $194 $272 $194 $381 $381 2018E $349 $349 2017A $96 $68 $260 $2022600E .4 2$02129E4 2021E $168 2022E $147 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AMGP ($ in millions, unless otherwise noted) IDR LLC, Series B Cash Flow, and Tax Observations AMGP Total Distributions ’18 – ’22 CAGR  IDR LLC owns the 100% of the IDRs in AM and has two share classes SQ AM Distribution Policy SQ AM Fully Distributed $441$441 $36$9369   AMGP owns 100% of the Series A units Management owns 100% of the Series B units $415 $415 $302 $302  Series B unitholders are entitled to receive up to 6% of the distributions from AM in excess of $7.5MM per quarter $237 $237 $326 $326  Remaining profits pass through AMGP via Series A shares $250 $250 $144  Series B units scheduled to vest at a value of 6% of equity value above $2 billion in the event of a liquidation of IDR LLC AMGP currently pays corporate taxes of 21% and 4% at the federal and state taxes, respectively $86 $144 $101 $166 $52 $86 $166  $48 $10 $52 2017A$120018E $48 2016A 2019E 2020E 2021E 2022E $10 2016A 2017A 2018E 2019E 2020E 2021E 2022E IDR LLC Cash Flow AMGP & Series B Unit Valuation(1,2,5) $592 Distributions to AMGP Taxes G&A Series B Reserved CF 2016A 2017A 2018E 2019E 2020E 2021E 2022E AM Distributions to IDR LLC $17 $70 $144 $237 $357 $464 $592 Series B Take --(2) (7) (12) (20) (26) (34) Cash Distributions to AMGP $17 $67 $137 $224 $337 $438 $558 G&A(3) (1) (1) (2) (2) (2) (2) (2) $85 Taxes (7) (7) (34) (56) (85) (110) (141) $2 CAFD to AMGP Shareholders $10 $59 $101 $166 $250 $326 $415 Illustrative Yield 3.3% 3.3% 3.3% 3.3% 3.3% 3.8% 5.0% $69 $$11 $$1100 $2 $1$00101 $17 $$66 2016A 2017A 2018E2019E2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. (1) (2) (3) (4) (5) Implied AMGP and Series B valuation from 2016A through 2020E based on 2018E yield. Implied AMGP and Series B valuation from 2021E forward based on yield vs growth regression analysis derived on slide 18. Excludes IPO related G&A. Series B valuation calculated as 6% of the valuation of AMGP less $2 billion. Illustrative yield based on regression analysis as presented on page 15. 23 AMGP Valuation $290 $1,788 $3,048 $5,027 $7,586 $8,529 $8,341 Series B Valuation(4) N/A N/A $63 $182 $335 $392 $380 $2 $2 $464 $34 $141 $2 $357 $26 $2 $110 $415 $2 $237 $2 $326 $250 $2 $144 $56 $166 $2 $34$34 $ 2 $4$848 43% 32% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AMGP ($ in millions, unless otherwise noted) IDR LLC, Series B Cash Flow, and Tax Observations AMGP Total Distributions  IDR LLC owns the 100% of the IDRs in AM and has two share classes SQ AM Distribution Policy SQ AM Fully Distributed $441   AMGP owns 100% of the Series A units Management owns 100% of the Series B units ’18 – ’22 CAGR $369 $377 $415 $302  Series B unitholders are entitled to receive up to 6% of the distributions from AM in excess of $7.5MM per quarter $320 $326 $237 $279 $326  Remaining profits pass through AMGP via Series A shares $250 $144 $197 $166 $266  Series B units scheduled to vest at a value of 6% of equity value above $2 billion in the event of a liquidation of IDR LLC AMGP currently pays corporate taxes of 21% and 4% at the federal and state taxes, respectively $86 $149 $101 $52 $215 $86  $48 $10 $157 2019E $52 2016A 2017A $48 $120018E 2020E 2021E 2022E $10 2016A 2017A 2018E 2019E 2020E 2021E 2022E IDR LLC Cash Flow AMGP & Series B Unit Valuation(1,2,5) Distributions to AMGP Taxes G&A Series B Reserved CF 2016A 2017A 2018E 2019E 2020E 2021E 2022E $2 AM Distributions to IDR LLC $17 $70 $144 $224 $306 $380 $464 $464 $2 Series B Take --(2) (7) (12) (17) (21) (26) Cash Distributions to AMGP $17 $67 $137 $213 $290 $359 $438 G&A(3) (1) (1) (2) (2) (2) (2) (2) Taxes (7) (7) (34) (53) (73) (90) (110) $2 $2 CAFD to AMGP Shareholders $10 $59 $101 $157 $215 $266 $326 Illustrative Yield 3.3% 3.3% 3.3% 3.3% 3.3% 4.8% 5.7% $2 $1 $$1100 $1$00101 $17 $$66 2016A 2017A 2018E2019E2020E 2021E2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. (1) (2) (3) (4) (5) Implied AMGP and Series B valuation from 2016A through 2020E based on 2018E yield. Implied AMGP and Series B valuation from 2021E forward based on yield vs growth regression analysis derived on slide 18. Excludes IPO related G&A. Series B Valuation calculated as 6% of the valuation of AMGP less $2 billion. Illustrative yield based on regression analysis as presented on page 15. 24 AMGP Valuation $290 $1,788 $3,048 $4,767 $6,506 $5,510 $5,723 Series B Valuation(4) N/A N/A $63 $166 $270 $211 $223 $3$820 $2 $26 $110 $306 $2$2 $90 $326 $224 $73 $266 $144 $53 $215 $157 $2 $69 $1$2 $34$34 $4$848 34% 25% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Status Quo AR Base Volumes Case, AR Downside Volumes Case, and Wall Street Consensus ($ in millions, unless otherwise noted) Wall Street Consensus Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case 2018E – 2022E CAGR Commentary EBITDA $4.29 $1,642 $1,534  AM is covered by 17 analysts as compared to 27 for AR and 13 for AMGP $3.81 $1,413 $3.42 $1,354 $1,222 $1,197 $1,409  Median price target of $36.00 as of 6/8/18 $989 $1,229 $730 $729 $1,105 $942  Average price target range of $25.00 - $40.00 as of 6/8/18 $529 $715 $851 2017A 2018E 2019E 2020E 2021E 2022E 2018E – 2022E CAGR 2018E – 2022E CAGR Distributable Cash Flow / LP Unit Distributions per Unit 1E $4.29 $4.10 $3.50 $3.8 $3.42 $3.75 $3.12 $3.78 $2.85 $3.42 $3.38 $2.97 $3.2148 $2.21 $2.20 $2.88 $3.40 $2.84 $1.72 $1.72 $2.74 $2.15 $3.07 $2.58 $2.33 $1.71 $2.45 $2.08 $0.47 $1.61 $2.05 2017A 2018E 2019E 2020E 2021E 2022E 2017A 2018E 2019E 2020E 2021E 2022E 25 Source: Management Projections, Thomson One, FactSet as of 6/8/18. 24% 20% 19% 20% 13% 1 16% 22% 21% 18% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IV. AM Financial Analysis 26 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Selected Comparable Company Analysis Dist. Growth 2018E to 2020E CAGR Unit Price at 6/8/2018 Total Equity Market Value(1) Enterprise Value % Dist. to GP/IDRs Price (Yield) DCF / LP Unit EBITDA 2018E Coverage Company Current 2018E 2018E 2019E 2018E 2019E DCF / Unit DCF / Unit Source: FactSet as of 6/8/18 and Wall Street research. (1) (2) (3) (4) Values GP and IDR cash flow at LP yield for MLPs with non-public GPs. Defined as high-growth MLP if current – 2020E distribution growth CAGR is greater than 10%. Based on Wall Street consensus estimates as compiled by FactSet. Antero Midstream Partners LP announced on February 26, 2018 that its Board of Directors had formed a special committee, in conjunction with the formation of special committees at both Antero Resources and Antero Midstream GP, to evaluate potential measures and transactions that could involve Antero Midstream. Implied unit prices are calculated based on Management projections. 27 (5) LP Distribution / Unit Yield Range Implied Unit Price AM at Mgmt.AM at WSC High Median Low Low Median High 2018E Distribution$1.72$1.717.8%6.3%4.2% Yield $22.00$27.10$41.24 Metric Multiple Range Implied Unit Price(5) AM at Mgmt.AM at WSC Low Median High Low Median High 2018E LP$2.05$2.3310.2x12.6x16.7x $20.77$25.78$34.15 2019E LP$2.74$2.888.2x11.7x12.9x $22.49$32.06$35.38 Metric Multiple Range Implied Unit Price (5) AM at Mgmt.AM at WSC Low Median High Low Median High 2018E EBITDA$730$71511.7x12.9x18.1x $19.05$23.88$44.10 2019E EBITDA$989$9428.7x10.8x13.3x $19.57$30.48$43.42 Mean $6,167 $8,080 15% 16% 5.6% 6.0% 13.1x 11.5x 14.0x 10.9x 1.37x Median $4,072 $5,275 15% 26% 5.9% 6.3% 12.6x 11.7x 12.9x 10.8x 1.26x Low $1,144 $1,953 6% 0% 3.9% 4.2% 10.2x 8.2x 11.7x 8.7x 1.09x High $14,110 $17,827 20% 37% 7.4% 7.8% 16.7x 12.9x 18.1x 13.3x 2.11x E&P Sponsored Mean $6,385 $8,436 14% 17% 6.4% 6.7% 11.2x 9.8x 12.9x 10.5x 1.36x E&P Sponsored Median $2,175 $3,172 15% 9% 7.0% 7.4% 11.0x 8.8x 12.7x 10.8x 1.22x Other High - Growth MLP Mean $5,894 $7,635 13% 24% 5.4% 5.8% 14.3x 12.1x 14.8x 11.2x 1.28x Other High - Growth MLP Median $5,619 $7,185 13% 29% 5.3% 5.8% 13.9x 12.2x 14.3x 10.6x 1.30x AM at WSC (3,4) $30.84 $9,446 $10,747 29% 28% 5.1% 5.5% 13.3x 10.7x 15.0x 11.4x 1.28x AM at Mgmt. Estimates $30.84 $9,446 $10,747 29% 28% 5.1% 5.6% 15.1x 11.2x 14.7x 10.9x 1.27x E&P Spon. Western Gas Partners, L.P. $51.55 $14,110 $17,827 6% 35% 7.3% 7.4% 10.2x 8.3x 14.7x 12.4x 1.11x CNX Midstream Partners LP 18.51 1,298 1,953 15% 9% 7.0% 7.4% 11.0x 8.2x 12.0x 8.7x 1.26x HG & E&P Spon.(2)` Hess Midstream Partners LP 20.50 1,144 3,172 15% 2% 6.5% 6.9% 13.1x 11.8x 11.7x 9.6x 1.13x Noble Midstream Partners LP 52.66 2,175 3,131 20% 4% 3.9% 4.2% 11.3x 11.7x 13.4x 10.8x 2.11x EQT Midstream Partners LP 57.72 13,195 16,094 16% 35% 7.4% 7.8% 10.4x 8.8x 12.7x 10.9x 1.22x Other High Growth MLP Shell Midstream Partners LP 23.58 7,165 9,094 12% 26% 5.9% 6.3% 14.6x 12.5x 15.6x 10.9x 1.09x BP Midstream Partners LP 21.53 2,407 2,712 15% 0% 5.0% 5.2% 16.7x 12.9x 18.1x 13.3x 1.26x Valero Energy Partners LP 40.15 4,072 5,275 16% 31% 5.1% 5.6% 12.6x 11.1x 12.7x 10.2x 1.43x Phillips 66 Partners LP 50.96 9,933 13,458 10% 37% 5.6% 6.0% 13.1x 12.0x 12.9x 10.4x 1.34x M K L Enterprise Value / I J Price / G H LP Distribution / Unit / F E D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Precedents | MLP Transactions Analysis 3/26/18 Tall Grass Energy GP, LP Tallgrass Energy Partners, LP 8,361 12.0x 8,083 11.6x 1,686 0.6% 0.0% Yes C-Corp Affiliate 1/2/18 Archrock, Inc Archrock Partners, LP 3,183 9.6x 3,103 9.3x 607 23.4% 0.0% Yes C-Corp Affiliate 5/18/17 Energy Transfer Partners, LP PennTex Midstream Partners, LP 963 12.6x 873 11.4x 280 20.1% 100.0% No MLP Affiliate 4/3/17 World Point Terminals, Inc. World Point Terminals, LP 594 9.1x 570 8.8x 159 5.8% 100.0% Yes C-Corp Affiliate 1/27/17 Enbridge Energy Company Midcoast Energy Partners, LP 1,176 21.1x 1,194 21.4x 170 (8.6%) 100.0% Yes C-Corp Affiliate 5/31/16 SemGroup Corp. Rose Rock Midstream 2,034 12.0x 2,034 12.0x 771 0.0% 0.0% Yes C-Corp Affiliate 7/13/15 MPLX LP MarkWest Energy Partners, LP 22,360 22.8x 22,360 22.8x 16,612 36.3% 7.6% No MLP 3rd Party 4/6/15 Tesoro Logistics LP QEP Midstream Partners LP 1,145 7.5x 1,104 7.2x 394 8.6% 0.0% No MLP Affiliate 10/28/14 Williams Partners LP Access Midstream Partners LP 35,891 11.0x 35,891 11.0x 23,579 1.3% 0.0% No MLP Affiliate 10/1/14 Enterprise Products Partners LP Oiltanking Partners LP 6,273 33.7x 4,975 26.7x 2,068 48.0% 60.9% No MLP Affiliate 8/10/14 Kinder Morgan Inc. El Paso Pipeline Partners 13,677 11.9x 13,193 11.4x 5,421 15.4% 12.0% Yes C-Corp Affiliate 10/10/13 Regency Energy Partners LP PVR Partners LP 5,659 13.5x 5,659 13.5x 3,931 25.7% 1.0% No MLP 3rd Party 5/6/13 Inergy Midstream LP Crestwood Midstream Partners LP 2,643 14.6x 2,643 14.6x 1,661 14.5% 3.8% No MLP 3rd Party 2/23/11 Enterprise Products Partners Duncan Energy Partners LP 3,282 9.5x 2,973 8.6x 1,006 28.1% 0.0% No MLP Affiliate Affiliate 3rd Party Ov erall Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011. Note: Considers transactions where target is an MLP. (1) (2) (3) (4) Based on Wall Street research. Non-adjusted transaction TEV values affiliated and non-affiliated units at offer price. Adjusted transaction TEV value affiliated units at market price and non-affiliated units at offer price. Includes MLP and C-Corp GPs. 28 Median $6,273 11.0x $4,975 11.0x $1,686 8.6% 0% Mean 14,698 12.5x 14,406 11.9x 6,102 12.1% 28% Median $3,857 14.1x $3,857 14.1x $2,838 16.4% 4% Mean 5,639 13.2x 5,639 13.2x 4,025 18.5% 17% Median $5,258 11.9x $4,916 11.4x $1,939 14.7% 1% Mean 12,635 13.2x 12,416 12.7x 5,727 14.3% 26% 1/29/13 Kinder Morgan Energy Partners LP Copano Energy LLC 4,858 14.9x 4,858 14.9x 3,911 23.5% 0.0% No MLP 3rd Party 8/27/13 Plains All American LP PAA Natural Gas Storage LP 2,531 20.1x 2,434 19.4x 755 8.5% 0.0% No MLP Affiliate 7/24/14 Breitburn Energy Partners QR Energy LP 2,856 9.4x 2,856 9.4x 1,811 17.5% 19.3% No MLP 3rd Party 8/10/14 Kinder Morgan Inc. Kinder Morgan Energy Partners 52,566 8.8x 52,351 8.8x 27,351 12.0% 12.0% Yes C-Corp Affiliate 10/13/14 Targa Resources Partners LP Atlas Pipeline Partners LP 6,002 17.5x 6,002 17.5x 3,866 15.0% 3.3% No MLP 3rd Party 1/26/15 Energy Transfer Partners, LP Regency Energy Partners LP 18,593 11.0x 18,593 11.0x 11,276 13.2% 1.2% No MLP Affiliate 5/6/15 Crestwood Equity Partners, LP Crestwood Midstream Partners 6,920 11.9x 6,901 11.9x 3,381 17.2% 0.0% No MLP Affiliate 11/3/15 Targa Resources Corp. Targa Resources Partners LP 12,229 10.6x 12,138 10.5x 6,672 18.4% 0.0% Yes C-Corp Affiliate 11/21/16 Sunoco Logistics Partners, LP Energy Transfer Partners, LP 54,455 9.7x 54,455 9.7x 21,965 (0.2%) 0.0% No MLP Affiliate 2/1/17 ONEOK, Inc ONEOK Partners, LP 23,654 12.0x 22,380 11.4x 9,309 25.8% 0.0% Yes C-Corp Affiliate 5/8/17 VTTI, B.V VTTI Energy Partners, LP 1,867 9.2x 1,842 9.1x 481 6.0% 100.0% Yes C-Corp Affiliate 8/29/17 Zenith Energy US, LP Arc Logistics Partners LP 736 12.9x 736 12.9x 407 15.2% 100.0% Yes MLP 3rd Party 2/7/18 Terra Nitrogen GP, Inc. Terra Nitrogen Co. LP $1,474 7.0x $1,432 6.8x $387 3.7% 100.0% Yes C-Corp Affiliate A B C D E F G H I J K L M Announcement Date Acquiror Target Transaction Value TEV / FY1 EBITDA(1,2) Adj. Transaction Value(1,3) Adj. TEV / FY1 EBITDA(1,3) Deal Value 1-Day Premium % Cash Taxable Transaction Buyer Type Transaction Type 5/17/18 Williams Companies Williams Partners, LP $57,793 12.6x $56,013 12.2x $10,427 6.4% 0.0% Yes C-Corp Affiliate CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM DCF Analysis | AR Base Volumes Case

Valuation Effective Date: 6/30/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Discounted Levered DCF Analysis

Levered DCF Attributable to AM LP Unitholders

Discount Rate	2022E DCF Multiple: 9.0x	10.5x	12.0x
8.0%	$37.39	$42.12	$46.85
10.0%	$35.01	$39.40	$43.80
12.0%	$32.82	$36.91	$41.00

Discounted Distribution Analysis

Distributions Attributable to LP Unitholders

Discount Rate	2022E Distribution Yield: 8.0%	7.0%	6.0%
8.0%	$45.47	$50.85	$58.02
10.0%	$42.47	$47.47	$54.14
12.0%	$39.73	$44.38	$50.58

Discounted Levered DCF Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
LP DCF per Unit	$1.08	$2.74	$3.24	$3.75	$4.29
Discount Factor	0.953	0.866	0.787	0.716	
PV of LP DCF per Unit	$1.03	$2.38	$2.55	$2.68	
Disc. LP DCF Total					$8.64
Terminal Multiple					10.5x
Terminal Disc. Factor					0.683
Implied Terminal Value per Unit					$30.76
Implied Value per Unit					$39.40

Discounted Distribution Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
LP Distribution Per Unit	$0.91	$2.21	$2.85	$3.42	$4.10
Discount Factor	0.953	0.866	0.787	0.716	
PV of LP Dist. per Unit	$0.87	$1.91	$2.24	$2.45	
Disc. LP Dist. Total					$7.47
Terminal Yield					7.0%
Terminal Disc. Factor					0.683
Implied Terminal Value per Unit					$39.99
Implied Value per Unit					$47.47

Source: Management projections and FactSet as of 6/8/18.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

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AM Illustrative AR Base Volumes Case Discounted Future Value AM Status Quo $58.09 $51.16 $50.43 $45.98 $44.05 $43.63 $39.27 $37.75 $35.11 $33.34 $30.84 $30.09 $26.33 2018E 2019E 2020E 2021E 30 Source: Management projections and FactSet as of 6/8/18. Note: Valuation based on annual distributions. Assumptions Management projections Valuation date as of 6/30/18 Distribution reinvestment assumed to purchase additional units at previous periods implied equity value Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity 6.0% 7.0% 8.0% Current Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM DCF Analysis | AR Downside Volumes Case

Valuation Effective Date: 6/30/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Discounted Levered DCF Analysis

Levered DCF Attributable to AM LP Unitholders

Discount Rate	2022E DCF Multiple: 9.0x	10.5x	12.0x
8.0%	$33.45	$37.65	$41.85
10.0%	$31.33	$35.23	$39.13
12.0%	$29.38	$33.01	$36.64

Discounted Distribution Analysis

Distributions Attributable to LP Unitholders

Discount Rate	2022E Distribution Yield: 8.0%	7.0%	6.0%
8.0%	$38.55	$43.03	$49.02
10.0%	$36.02	$40.20	$45.76
12.0%	$33.72	$37.60	$42.77

Discounted Levered DCF Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
LP DCF per Unit	$1.03	$2.45	$3.07	$3.38	$3.81
Discount Factor	0.953	0.866	0.787	0.716	
PV of LP DCF per Unit	$0.98	$2.12	$2.41	$2.42	
Disc. LP DCF Total					$7.93
Terminal Multiple					10.5x
Terminal Disc. Factor					0.683
Implied Terminal Value per Unit					$27.30
Implied Value per Unit					$35.23

Discounted Distribution Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
LP Distribution Per Unit	$0.86	$2.15	$2.58	$2.97	$3.42
Discount Factor	0.953	0.866	0.787	0.716	
PV of LP Dist. per Unit	$0.82	$1.86	$2.03	$2.13	
Disc. LP Dist. Total					$6.83
Terminal Yield					7.0%
Terminal Disc. Factor					0.683
Implied Terminal Value per Unit					$33.36
Implied Value per Unit					$40.20

Source: Management projections and FactSet as of 6/8/18.

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AM Illustrative AR Downside Volumes Case Discounted Future Value AM Status Quo $48.45 $43.80 $42.68 $39.49 $38.36 $38.25 $34.17 $34.07 $34.10 $30.84 $30.18 $29.21 $25.55 2018E 2019E 2020E 2021E 32 Source: Management projections and FactSet as of 6/8/18. Note: Valuation based on annual distributions. Assumptions Management projections Valuation date as of 6/30/18 Distribution reinvestment assumed to purchase additional units at previous periods implied equity value Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity 6.0% 7.0% 8.0% Current Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Valuation Range of SQ AM At AR Base Case & Downside Production Case | Management Estimates Price: $30.84 Source: Management projections and FactSet as of 6/8/18. (1) (2) (3) Implied AM equity value is calculated as enterprise value less current net debt of $1,301 and GP value of $3,646. Transaction minimum and maximum multiple applied to management’s estimate of NTM EBITDA. Maximum multiple does not include EPD / Oiltanking transaction. Low range is PV of 2019E future unit price assuming an 8% yield and high range is PV of 2021E future unit price assuming a 6% yield. 33 Analysis Current Unit $19.05 $44.10 $18.99 $44.01 $19.57 $43.42 $13.18 $33.71 $20.77 $34.15 $21.14 $34.77 $22.49 $35.38 $31.54 $20.05 $22.00 $41.24 $22.00 $41.24 $5.84 $78.07 $0.90 $62.03 $32.82 $46.85 $29.38 $41.85 $33.7 $39.73 $58.02 2 $49.02 $33.3 $30.18 4 $58.09 $48.45 PV of Future Unit Price 2019E – 2021E(3) Discounted LP Distributions Discounted Levered DCF DCF Transaction Comps Range (NTM EBITDA)(2) 2018E Distribution Yield 2019E Levered LP DCF / Unit 2018E Levered LP DCF / Unit 2019 EBITDA Trading / Transaction Comparables Analysis(1) 2018E EBITDA AR Base CaseAR Downside Volumes Case CONFIDENTIAL DRAFT SUBJECT TO CHANGE

V. AMGP Financial Analysis 34 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP Selected Comparable Company Analysis A M GP EBITDA(2) CAFD(3) Unit Price at 6/8/2018 Total Entity Equity Value Total Entity TEV Implied GP Equity Value Implied GP TEV Price (Yield) (1) 2018E - 2022E Dist. CAGR Company Current 2018E 2018E 2019E 2018E 2019E EQT GP Holdings LP (6) 24.80 7,501 7,736 6,242 7,501 4.2% 4.9% 19.3x 15.3x 18.7x 14.8x 29.2% Western Gas Equity Partners, LP 37.02 8,105 9,208 5,529 8,131 6.1% 6.4% 17.9x 16.4x 15.7x 14.3x 11.7% CAFD With Series B Conversion Source: FactSet as of 6/8/18 and Wall Street research. Note: Implied GP value calculated as the equity value of GP - equity value of the LP units held + net debt held by the GP. (1) (2) Total entity distribution yield calculated as GP distribution per unit / share over current GP unit / share price. Total entity enterprise value calculated as the equity value of GP + net debt held by the GP. GP EBITDA calculated as total distributions to the GP. For AMGP, EBITDA calculated as total distributions to IDR, LLC less Series B payments. Implied GP equity value calculated as GP share / unit price times GP shares outstanding. Cash available for distribution (CAFD) calculated as GP EBITDA less interest expense and maintenance capex. Antero Midstream Partners LP announced on February 26, 2018 that its Board of Directors had formed a special committee, in conjunction with the formation of special committees at both Antero Resources and Antero Midstream GP, to evaluate potential measures and transactions that could involve Antero Midstream. Implied share prices are calculated based on Management projections. EQGP Pro Forma for RMP acquisition announced April 2018. “Total HoldCo Distributions with Series B Conversion” calculated as HoldCo distributions with post-tax Series B payments added back in over (AMGP FD S/O + 18.5mm Series B converted units). (3) (4) (5) (6) (7) 35 Total HoldCo Distributions (7) Yield Range Implied Total Entity Share Price AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High 2018E Distribution $106 $106 6.4% 5.6% 4.9% Yield $8.11 $9.18 $10.59 Series B AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High 2019E $166 $178 14.3x 14.6x 14.8x $11.63 $11.83 $12.04 AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High With Series 2019E EBITDA $237 $234 15.3x 15.8x 16.4x B Conversion $17.78 $18.39 $19.01 Implied GP Share Price (5) Multiple Range Metric Implied Total Entity Share Price (5) Multiple Range Metric Series B Mean $7,803 $8,472 $5,886 $7,816 5.2% 5.6% 18.6x 15.8x 17.2x 14.6x Median $7,803 $8,472 $5,886 $7,816 5.2% 5.6% 18.6x 15.8x 17.2x 14.6x 20.5% 20.5% Low $7,501 $7,736 $5,529 $7,501 4.2% 4.9% 17.9x 15.3x 15.7x 14.3x 11.7% High $8,105 $9,208 $6,242 $8,131 6.1% 6.4% 19.3x 16.4x 18.7x 14.8x 29.2% AMGP at WSC (4) $19.08 $3,646 $3,646 $3,646 $3,631 2.3% 2.8% 36.2x 22.0x 36.2x 22.0x 58.3% AMGP at Mgmt Estimates $19.08 $3,646 $3,646 $3,646 $3,631 2.3% 2.8% 26.7x 16.3x 36.2x 21.9x 58.3% K L Implied GP Equity Value / I J Total Entity Enterprise Value / G H Total Entity Distribution / Unit / F E D C B CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP DCF Analysis | AR Base Volumes Case

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP with Series B Value Conversion | Valuation Effective Date: 6/30/2018

Discounted Levered DCF[1] Analysis

Distributions Attributable to IDR, LLC | Before Series B Payments

Discount Rate	2022E EBITDA Multiple: 14.0x	16.0x	18.0x
8.0%	$26.10	$29.33	$32.55
10.0%	$24.35	$27.35	$30.34
12.0%	$22.75	$25.53	$28.32

Discounted Distribution Analysis | Pre-Series B Payment

AMGP Distributions | 1.0x Coverage | SQ AM Distribution Policy

Discount Rate	2022E Distribution Yield: 7.0%	5.5%	4.0%
8.0%	$26.49	$32.78	$43.77
10.0%	$24.71	$30.54	$40.76
12.0%	$23.07	$28.50	$38.00

Discounted Levered DCF[1] Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
HoldCo DCF	$61	$178	$270	$352	$449
Discount Factor	0.953	0.866	0.787	0.716	
PV of GP FCF	$58	$155	$213	$252	
Disc. IDR Distribution Total					$677
Terminal Multiple					16.0x
Terminal Disc. Factor					0.683
Implied Terminal Value Enterprise Value					$5,583
Less Net Debt / Corp. Adjustments					(14)
Implied Equity Value					$5,598
AMGP Shares O/S (Inclusive of 18.5mm Series B Conversion Shares)					204.7
Implied Equity Value per Share					$27.35

Discounted Distribution Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
Adj. GP Dist. Per Share[2]	$0.30	$0.87	$1.32	$1.72	$2.19
Discount Factor	0.953	0.866	0.787	0.716	
PV of GP Dist. per Share	$0.29	$0.76	$1.04	$1.23	
Disc. Adj. Dist. Total					$3.31
Terminal Yield					5.5%
Terminal Disc. Factor					0.683
Implied Terminal Value per Share					$27.23
Implied Equity Value per Share					$30.54

Source: Management projections and FactSet as of 6/8/18.
(1) AMGP discounted DCF defined as HoldCo DCF with Series B payments added back in. Discounted cost of equity at 10.0%.
(2) Adj. GP distribution per share calculated as (AMGP DCF + Series B payment added back) / (fully diluted AMGP shares outstanding + 18.5mm converted Series B units).

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AMGP Illustrative AR Base Volumes Case Discounted Future Value AMGP Status Quo $44.08 $36.57 $33.40 $29.73 $27.36 $27.32 $22.10 $21.93 $20.77 $19.08 $17.48 $15.10 $11.87 2018E 2019E 2020E 2021E 37 Source: Management projections and FactSet as of 6/8/18. Note: Valuation based on annual distributions. Net of Series B value. Assumptions Management projections Valuation date as of 6/30/18 Distribution reinvestment assumed to purchase additional shares at previous periods implied equity value Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity 4.0% 5.5% 7.0% Current share Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP DCF Analysis | AR Downside Volumes Case

AMGP with Series B Value Conversion | Valuation Effective Date: 6/30/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Discounted Levered DCF [1] Analysis

Distributions Attributable to IDR, LLC | Before Series B Payments

Discount Rate	2022E EBITDA Multiple: 14.0x	16.0x	18.0x
8.0%	$20.74	$23.26	$25.78
10.0%	$19.35	$21.70	$24.04
12.0%	$18.09	$20.27	$22.45

Discounted Distribution Analysis | Pre-Series B Payment

AMGP Distributions | 1.0x Coverage | SQ AM Distribution Policy

Discount Rate	2022E Distribution Yield: 7.0%	5.5%	4.0%
8.0%	$21.03	$25.95	$34.55
10.0%	$19.62	$24.19	$32.19
12.0%	$18.33	$22.58	$30.02

Discounted Levered DCF [1] Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
HoldCo DCF	$53	$169	$231	$287	$352
Discount Factor	0.953	0.866	0.787	0.716	
PV of GP FCF	$51	$147	$182	$206	
Disc. IDR Distribution Total					$585
Terminal Multiple					16.0x
Terminal Disc. Factor					0.683
Implied Terminal Value Enterprise Value					$4,427
Less Net Debt / Corp. Adjustments					(14)
Implied Equity Value					$4,441
AMGP Shares O/S (Inclusive of 18.5mm Series B Conversion Shares)					204.7
Implied Equity Value per Share					$21.70

Discounted Distribution Analysis

Supplemental Calculation Detail

	2H 2018E	2019E	2020E	2021E	2022E
Adj. GP Dist. Per Share [2]	$0.26	$0.83	$1.13	$1.40	$1.72
Discount Factor	0.953	0.866	0.787	0.716	
PV of GP Dist. per Share	$0.25	$0.72	$0.89	$1.00	
Disc. Adj. Dist. Total					$2.86
Terminal Yield					5.5%
Terminal Disc. Factor					0.683
Implied Terminal Value per Share					$21.33
Implied Equity Value per Share					$24.19

Source: Management projections and FactSet as of 6/8/18.
(1) AMGP discounted IDR distribution defined as HoldCo DCF with Series B payments added back in. Discounted cost of equity at 10.0%.
(2) Adj. GP distribution per share calculated as (AMGP DCF + Series B payment added back) / (fully diluted AMGP shares outstanding + 18.5mm converted Series B units).

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38

AMGP Illustrative AR Downside Volumes Case Discounted Future Value AMGP Status Quo $34.52 $29.87 $26.16 $25.47 $22.35 $21.40 $19.68 $18.79 $18.06 $19.08 $14.97 $14.31 $11.25 2018E 2019E 2020E 2021E 39 Source: Management projections and FactSet as of 6/8/18. Note: Valuation based on annual distributions. Net of Series B value. Assumptions Management projections Valuation date as of 6/30/18 Distribution reinvestment assumed to purchase additional shares at previous periods implied equity value Future share price calculated at FY1 annual distributions divided by yield Discounted to 6/30/18 at 10% cost of equity 4.0% 5.5% 7.0% Current share Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Valuation Range of SQ AMGP Current AMGP Price of $19.08 / Share | With Series B Conversion Source: Management projections and FactSet as of 6/8/18. 40 Note: Adjusted AMGP share price reflects proposed Series B Conversion, calculated as (AMGP equity value + [(AMGP equity value - $2bn) x 6%])/(AMGP fully diluted shares outstanding + 18.5mm). (1)Implied AMGP equity value includes Series B converted to AMGP at 18.5mm shares. (2)Low range is PV of 2019E future unit price assuming a 4% yield and high range is PV of 2021E future unit price assuming a 7% yield. Price: $17.81 $17.78 $19.01 18.03 $ $16.86 $11.63$12.04 $12.12$12.55 $8.11 $10.59 $8.11 $10.59 $18.09 $18.33 $22.75 $32.55 $25.78 $23.07 $43.77 $34.55 $17.48 $44.08 $14.97 $34.52 PV of Future Share Price 2019E – 2021E(2) Disc. LP Dist. / Share Discounted Levered DCF / Share DCF Analysis 2018E Distribution Yield 2019E CAFD 2019 EBITDA Trading Comparables Analysis(1)` Adj. AMGP Share AR Base CaseAR Downside Volumes Case Current Share Price: $19.08 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

VI. Analysis of Transaction 41 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Analysis at Various Exchange Ratios ($ in millions, unless otherwise noted) Comparable Metrics Trading Median Transaction Median (NTM) Multiples: Statistic 2018E EBITDA 12.9x 11.9x 2019E EBITDA 10.8x (2) 2018E DCF 12.6x 2019E DCF (2) 11.7x Current Yield 5.9% 2018E Yield 6.3% AM Statistic Trading Median Transaction Median 2018E EBITDA $729 14.4x 14.6x 14.8x 15.0x 15.3x 15.5x 12.9x 11.9x 2019E EBITDA $851 12.3x 12.5x 12.7x 12.9x 13.1x 13.3x 10.8x 2018E DCF (2) 2019E DCF (2) $392 14.1x 14.5x 15.0x 15.4x 15.8x 16.2x 12.6x $460 12.0x 12.4x 12.7x 13.1x 13.5x 13.8x 11.7x Current Yield $1.46 5.0% 4.8% 4.7% 4.6% 4.4% 4.3% 5.9% 2018E Yield $1.72 5.8% 5.7% 5.5% 5.3% 5.2% 5.1% 6.3% Source: Company filings, and FactSet as for 6/8/18. 42 (1) (2) (3) Includes Series B conversion value of (AMGP equity value + [(AMGP equity value - $2bn) x 6%]). DCF attributable to the LP unitholders. Adjusted to reflect proposed Series B conversion, with AMGP share price calculated as (AMGP equity value + [(AMGP equity value - $2bn) x 6%])/(AMGP fully diluted shares outstanding + 18.5mm). 14.1x 12.1x 13.7x 11.6x 5.1% 6.0% 14.7x 12.6x 14.8x 12.6x 4.7% 5.6% $730 $989 $385 $516 $1.46 $1.72 14.1x 10.4x 13.9x 10.4x 5.1% 6.0% 14.3x 14.6x 10.6x 10.7x 14.4x 14.8x 10.7x 11.0x 5.0% 4.8% 5.8% 5.7% 14.7x 10.9x 15.1x 11.2x 4.7% 5.6% 14.8x 15.0x 15.3x 15.5x 10.9x 11.1x 11.3x 11.4x 15.2x 15.7x 16.1x 16.5x 11.4x 11.7x 12.0x 12.3x 4.7% 4.6% 4.4% 4.3% 5.5% 5.3% 5.2% 5.1% L K C D E F At Offer At Current Adjusted (3) Exchange Ratio (At Current AMGP Sh. Price of $19.08) 1.600x 1.650x 1.700x 1.732x 1.750x 1.800x 1.850x 1.900x Premium to Implied AM Unit Price (AMGP Share Price x Adj. Current XR) (7.6%) (4.7%) (1.8%) 0.0% 1.1% 4.0% 6.8% 9.7% Implied AM Unit Price $28.50 $29.39 $30.28 $30.84 $31.17 $32.06 $32.95 $33.84 Fully Diluted AM Units Outstanding 188.1 188.1 188.1 188.1 188.1 188.1 188.1 188.1 Implied Fully-Diluted AM Equity Value $5,359 $5,527 $5,694 $5,800 $5,862 $6,029 $6,197 $6,364 AM Net Debt AMGP Enterprise Value (Including Series B) (1) 1,301 3,631 1,301 1,301 3,631 3,631 1,301 3,631 1,301 1,301 1,301 1,301 3,631 3,631 3,631 3,631 Implied AM Enterprise Value (1) $10,292 $10,459 $10,627 $10,732 $10,794 $10,962 $11,129 $11,297 Implied AMGP Equity Value 3,646 3,646 3,646 3,646 3,646 3,646 3,646 3,646 Implied AM Ownership 59.5% 60.3% 61.0% 61.4% 61.7% 62.3% 63.0% 63.6% AM I H G F B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | AR Base Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

Contribution Analysis Implied Ownership



AM
AMGP
2017A DCF
76.1%
23.9%
2018E DCF
71.4%
28.6%
2019E DCF
67.1%
32.9%
2020E DCF
66.2%
33.8%
2021E DCF
65.3%
34.7%
2022E DCF
64.8%
35.2%
2017A Distributions
83.1%
16.9%
2018E Distributions
76.9%
23.1%
2019E Distributions
72.1%
27.9%
2020E Distributions
68.8%
31.2%
2021E Distributions
67.0%
33.0%
2022E Distributions
65.6%
34.4%
Levered Discounted DCF
59.0%
41.0%
Discounted Dividend
60.8%
39.2%

Implied Exchange Ratio | Series B Adjusted[(1)]



Proposal: 1.600x
2017A DCF
3.193x
2018E DCF
2.493x
2019E DCF
2.037x
2020E DCF
1.960x
2021E DCF
1.885x
2022E DCF
1.843x
2017A Distributions
5.418x
2018E Distributions
3.336x
2019E Distributions
2.589x
2020E Distributions
2.205x
2021E Distributions
2.031x
2022E Distributions
1.907x
Levered Discounted DCF
1.441x
Discounted Dividend
1.554x

Source: Management projections. FactSet as of 6/8/18.
Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF from AM to IDR LLC less G&A and cash taxes plus post-tax Series B payments.
Note: AM distributions calculated as distributions attributable to LP unitholders. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A.
(1) Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units.

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Contribution Analysis | AR Downside Volumes Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

Contribution Analysis Implied Ownership



AM
AMGP
2017A DCF
76.1%
23.9%
2018E DCF
70.9%
29.1%
2019E DCF
69.2%
30.8%
2020E DCF
66.3%
33.7%
2021E DCF
65.9%
34.1%
2022E DCF
65.1%
34.9%
2017A Distributions
83.1%
16.9%
2018E Distributions
76.9%
23.1%
2019E Distributions
72.6%
27.4%
2020E Distributions
70.0%
30.0%
2021E Distributions
68.4%
31.6%
2022E Distributions
67.0%
33.0%
Levered Discounted DCF
61.9%
38.1%
Discounted Dividend
62.4%
37.6%

Implied Exchange Ratio | Series B Adjusted[(1)]



Proposal: 1.600x
2017A DCF
3.193x
2018E DCF
2.437x
2019E DCF
2.248x
2020E DCF
1.970x
2021E DCF
1.928x
2022E DCF
1.864x
2017A Distributions
5.418x
2018E Distributions
3.336x
2019E Distributions
2.651x
2020E Distributions
2.330x
2021E Distributions
2.160x
2022E Distributions
2.031x
Levered Discounted DCF
1.624x
Discounted Dividend
1.662x

Source: Management projections. FactSet as of 6/8/18.
Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF from AM to IDR LLC less G&A and cash taxes plus post-tax Series B payments.
Note: AM distributions calculated as distributions attributable to LP unitholders. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A.
(1) Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units.

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Contribution Analysis | AR Base Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow

Contribution Analysis Implied Ownership



AM
AMGP
2017A DCF
78.7%
21.3%
2018E DCF
73.4%
26.6%
2019E DCF
69.2%
30.8%
2020E DCF
67.5%
32.5%
2021E DCF
66.3%
33.7%
2022E DCF
65.3%
34.7%
2017A Distributions
83.1%
16.9%
2018 Distributions
76.9%
23.1%
2019 Distributions
72.1%
27.9%
2020 Distributions
68.8%
31.2%
2021 Distributions
67.0%
33.0%
2022 Distributions
65.6%
34.4%
Levered Discounted DCF
59.0%
41.0%
Discounted Dividend
60.8%
39.2%

Implied Exchange Ratio | Series B Adjusted[(1)]



Proposal: 1.600x
2017A DCF
3.691x
2018E DCF
2.761x
2019E DCF
2.249x
2020E DCF
2.077x
2021E DCF
1.963x
2022E DCF
1.881x
2017A Distributions
5.418x
2018 Distributions
3.336x
2019 Distributions
2.589x
2020 Distributions
2.205x
2021 Distributions
2.031x
2022 Distributions
1.907x
Levered Discounted DCF
1.441x
Discounted Dividend
1.554x

Source: Management projections. FactSet as of 6/8/18.
Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF less taxes on total IDR DCF less G&A expenses. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A.
(1) Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units.

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Contribution Analysis | AR Downside Volumes Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow

Contribution Analysis Implied Ownership



AM
AMGP
2017A DCF
78.7%
21.3%
2018E DCF
73.1%
26.9%
2019E DCF
70.7%
29.3%
2020E DCF
68.0%
32.0%
2021E DCF
67.1%
32.9%
2022E DCF
66.1%
33.9%
2017A Distributions
83.1%
16.9%
2018 Distributions
76.9%
23.1%
2019 Distributions
72.6%
27.4%
2020 Distributions
70.0%
30.0%
2021 Distributions
68.4%
31.6%
2022 Distributions
67.0%
33.0%
Levered Discounted DCF
61.9%
38.1%
Discounted Dividend
62.4%
37.6%

Implied Exchange Ratio | Series B Adjusted[(1)]



Proposal: 1.600x
2017A DCF
3.691x
2018E DCF
2.717x
2019E DCF
2.408x
2020E DCF
2.128x
2021E DCF
2.042x
2022E DCF
1.953x
2017A Distributions
5.418x
2018 Distributions
3.336x
2019 Distributions
2.651x
2020 Distributions
2.330x
2021 Distributions
2.160x
2022 Distributions
2.031x
Levered Discounted DCF
1.624x
Discounted Dividend
1.662x

Source: Management projections. FactSet as of 6/8/18.
Note: AM DCF calculated as LP Interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF less taxes on total IDR DCF less G&A expenses. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A.
(1) Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 18.5mm converted Series B units.

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Implied Exchange Ratios

Discounted Levered DCF Approach

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AR Base Volumes Case

AM

Discount Rate	2022E EBITDA Multiple 9.0x	10.5x	12.0x
8.0%	$37.39	$42.12	$46.85
10.0%	$35.01	$39.40	$43.80
12.0%	$32.82	$36.91	$41.00

AMGP with Series B Exchange

Discount Rate	2022E EBITDA Multiple 18.0x	16.0x	14.0x
8.0%	$32.55	$29.33	$26.10
10.0%	$30.34	$27.35	$24.35
12.0%	$28.32	$25.53	$22.75

Implied XR[(1)]

Discount Rate	Implied XR Low	Med	High
8.0%	1.149x	1.436x	1.795x
10.0%	1.154x	1.441x	1.799x
12.0%	1.159x	1.446x	1.803x

AR Downside Volumes Case

AM

Discount Rate	2022E EBITDA Multiple 9.0x	10.5x	12.0x
8.0%	$33.45	$37.65	$41.85
10.0%	$31.33	$35.23	$39.13
12.0%	$29.38	$33.01	$36.64

AMGP with Series B Exchange

Discount Rate	2022E EBITDA Multiple 18.0x	16.0x	14.0x
8.0%	$25.78	$23.26	$20.74
10.0%	$24.04	$21.70	$19.35
12.0%	$22.45	$20.27	$18.09

Implied XR[(1)]

Discount Rate	Implied XR Low	Med	High
8.0%	1.297x	1.619x	2.018x
10.0%	1.303x	1.624x	2.022x
12.0%	1.309x	1.629x	2.026x

Source: Management projections. FactSet as of 6/8/18.
Note: AM distributable cash flow defined as distributable cash flow attributable to AM LP unitholders. AMGP distributable cash flow defined as HoldCo DCF with pre-tax Series B payments added back in. AMGP share values based on Shares Outstanding including 18.5mm additional shares from Series B conversion.
(1) Low AM to high AMGP and high AM to low AMGP implied unit and share prices compared to assess full range of potential exchange ratios.

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Implied Exchange Ratios

Discounted Distribution Approach

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AR Base Volumes Case

AM — 2022E Distribution Yield

Discount Rate	8.0%	7.0%	6.0%
8.0%	$45.47	$50.85	$58.02
10.0%	$42.47	$47.47	$54.14
12.0%	$39.73	$44.38	$50.58

AMGP with Series B Exchange — 2022E Distribution Yield

Discount Rate	7.0%	5.5%	4.0%
8.0%	$26.49	$32.78	$43.77
10.0%	$24.71	$30.54	$40.76
12.0%	$23.07	$28.50	$38.00

Implied XR — Implied XR

Discount Rate	Low	Med	High
8.0%	1.716x	1.551x	1.326x
10.0%	1.719x	1.554x	1.328x
12.0%	1.722x	1.557x	1.331x

AR Downside Volumes Case

AM — 2022E Distribution Yield

Discount Rate	8.0%	7.0%	6.0%
8.0%	$38.55	$43.03	$49.02
10.0%	$36.02	$40.20	$45.76
12.0%	$33.72	$37.60	$42.77

AMGP with Series B Exchange — 2022E Distribution Yield

Discount Rate	7.0%	5.5%	4.0%
8.0%	$21.03	$25.95	$34.55
10.0%	$19.62	$24.19	$32.19
12.0%	$18.33	$22.58	$30.02

Implied XR — Implied XR

Discount Rate	Low	Med	High
8.0%	1.833x	1.659x	1.419x
10.0%	1.836x	1.662x	1.422x
12.0%	1.840x	1.665x	1.425x

Source: Management projections. FactSet as of 6/8/18.
Note: AM distributions defined as distributions attributable to LP unitholders. AMGP distributions per unit assume 1.0x coverage and are defined as DCF with pre-tax Series B payments added back / (fully diluted shares outstanding plus 18.5mm converted Series B shares).

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Implied Exchange Ratios

PV of Future Share Price Approach

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AR Base Volumes Case

AM — PV of FSP at 10% Discount Rate

PV of Equity Value at Yield:	YE 2019	YE 2020	YE 2021
6.0%	$33.34	$39.27	$45.98
7.0%	$37.75	$44.05	$51.16
8.0%	$43.63	$50.43	$58.09

AMGP with Series B Exchange — PV of FSP at 10% Discount Rate

PV of Equity Value at Yield:	YE 2019	YE 2020	YE 2021
4.0%	$17.48	$22.10	$27.32
5.5%	$21.93	$27.36	$33.40
7.0%	$29.73	$36.57	$44.08

Implied XR — PV of FSP at 10% Discount Rate

	YE 2019	YE 2020	YE 2021
Low	1.908x	1.777x	1.683x
Mid	1.721x	1.610x	1.532x
High	1.468x	1.379x	1.318x

AR Downside Volumes Case

AM — PV of FSP at 10% Discount Rate

PV of Equity Value at Yield:	YE 2019	YE 2020	YE 2021
6.0%	$30.18	$34.10	$38.36
7.0%	$34.17	$38.25	$42.68
8.0%	$39.49	$43.80	$48.45

AMGP with Series B Exchange — PV of FSP at 10% Discount Rate

PV of Equity Value at Yield:	YE 2019	YE 2020	YE 2021
4.0%	$14.97	$18.06	$21.40
5.5%	$18.79	$22.35	$26.16
7.0%	$25.47	$29.87	$34.52

Implied XR — PV of FSP at 10% Discount Rate

	YE 2019	YE 2020	YE 2021
Low	2.016x	1.889x	1.792x
Mid	1.819x	1.712x	1.631x
High	1.551x	1.466x	1.403x

Source: Management projections. FactSet as of 6/8/18.
Note: AMGP share values based on Shares Outstanding including 18.5mm additional shares from Series B conversion.

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VII. Pro Forma Impact 50 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Transaction Assumptions

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Transaction Assumptions

- Transaction effective on 6/30/2018
- To acquire AM, AMGP will convert into a C-Corp in a 100% stock transaction
- Base case assumes:
  - Each outstanding AM common unit exchanged for 1.6 AMGP shares
  - All existing Series B units exchanged for 18.5mm AMGP shares

Sources & Uses At Proposed Transaction

Sources	
AMGP Equity Issued[1]	$6,107
AM Debt Rolled to AMGP Balance Sheet	1,394
Total Sources	**$7,501**

Uses	
Purchase AM Units Outstanding	$5,741
Conversion of Series B Units	353
Transaction Fees[3]	13
AM Existing Debt	1,394
Total Uses	**$7,501**

Series B Conversion

Series B Conversion	At Current	At Transaction Implied	At Transaction Proposed
AMGP SQ Units Outstanding	186.2	186.2	186.2
AMGP Common Units Issued @ 1.600x XR	-	300.9	300.9
Pre-Series B Fully Diluted Post-Transaction Share Count	**186.2**	**487.1**	**487.1**
20-Day AMGP VWAP as of 06/08/2018	$18.46	$18.46	$18.46
Implied Pre-Series Market Cap ($MM)	$3,437	$8,991	$8,991
AMGP Shares Issued for Series B Conversion	**4.7**	**22.7**	**18.5**
Series B Valuation Threshold ($MM)	*$2,000*	*$2,000*	*NA*
Series B Conversion Rate	*6.00%*	*6.00%*	*NA*
Post-Series B Fully Diluted Post-Transaction Share Count	**190.9**	**509.8**	**505.6**
Implied Post-Series Market Cap ($MM)	$3,523	$9,410	$9,332
Implied Series B Valuation	**$86**	**$419**	**$341**
% Shares Issued to AM	*--*	*59.0%*	*59.5%*
% AMGP Shares Oustanding	*97.6%*	*95.5%*	*96.3%*
% Class B Shares Outstanding	*2.4%*	*4.5%*	*3.7%*

AMGP Ownership Comparison



Status Quo
Sponsors 38.0%
Existing Public 42.0%
Mgmt. 20.0%
Pro Forma
Prior AM Public 28.0%
Existing Public 15.5%
Mgmt. 7.4%
Series B 3.7%
Sponsors 14.0%
AR 31.5%

3.7% Series B share under current proposal

Source: FactSet as of 6/8/18.
(1) Includes equity issued for Series B unit conversion into AMGP shares.
(2) Equity values based on current share price as of 6/8/18.
(3) Provided by Management.

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PF AMGP Projections AR Base Volumes Case & AR Downside Volumes Case ($ in millions, unless otherwise noted) Wall Street Consensus EBITDA Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case Distributable Cash Flow 2018E – 2022E CAGR 2018E – $4.29 2022E CAGR $1,451 $1,642 $3.81 $1,413 $1,238 $3.42 $1,222 $1,044 $1,409 $1,195 $989 $854 $1,229 $1,079 $974 $1,105 $479 $851 $742 $389 $468 $385 2018E 2019E 2020E 2021E 2022E 2018E 2019E 2020E 2021E 2022E Distributable Cash Flow / Share Dividend / Share 2018E – 2022E CAGR 1E $2.83 2018E – 2022E CAGR $2.69 $2.45 $2.21 $2.06 $2.36 $1.69 $1.77 $2.13 $2.25 $1.93 $1.92 $1.29 $1.01 $1.65 $1.47 $0.95 $1.06 $1.12 $0.95 2018E 2019E 2020E 2021E 2022E 2018E 2019E 2020E 2021E 2022E 52 Source: Management Projections, Thomson One, FactSet as of 6/8/18. 29% 22% 30% 24% 39% 33% 36% 32% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distributable Cash AM & AMGP Flow Accretion / (Dilution) AM Accretion / (Dilution) - % At 1.600x Exchange Ratio AMGP Accretion / (Dilution) - % At 1.0x Coverage 89.4% 5.4% 4.4% 53.4% 2.0% 39.9% 26.7% (1.5%) 2019E 2020E 2021E 2022E 2019E 2020E 2021E 2022E Pro Forma AMGP: $1.69 $2.06 $2.45 $2.83 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs 2019E 2020E 2021E 2022E 2019E 2020E 2021E 2022E 1.600x (1.5%) 2.0% 4.4% 5.4% 1.600x 89.4% 53.4% 39.9% 26.7% 1.650x (0.3%) 3.2% 5.7% 6.7% 1.650x 86.0% 50.6% 37.4% 24.4% 1.700x 0.9% 4.5% 7.0% 8.0% 1.700x 82.6% 47.9% 34.9% 22.1% 1.750x 2.0% 5.6% 8.2% 9.2% 1.750x 79.4% 45.3% 32.5% 20.0% 1.800x 3.1% 6.8% 9.4% 10.4% 1.800x 76.3% 42.8% 30.2% 17.9% 53 Source: Management projections and FactSet as of 6/8/18 Exchange Ratio Exchange Ratio Status Quo AMGP:$0.89 $1.35 $1.75 $2.23 $ Acc / (Dil):$0.80 $0.72 $0.70 $0.60 PF AMGP Coverage: 1.313x 1.165x 1.110x 1.052x Status Quo AM:$2.74 $3.24 $3.75 $4.29 Pro Forma AMGP:$2.70 $3.30 $3.92 $4.52 $ Acc / (Dil):($0.04) $0.06 $0.17 $0.23 PPFF AAMMGGPPCCoovveerraaggee:: 1.313x 1.165x 1.110x 1.052x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion AM & AMGP / (Dilution) AM Accretion / (Dilution) - % At 1.600x Exchange Ratio AMGP Accretion / (Dilution) - % At 1.0x Coverage 4.8% 44.3% 3.2% 31.7% (0.5%) 26.1% 20.4% (6.8%) 2019E 2020E 2021E 2022E 2019E 2020E 2021E 2022E Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs 2019E 2020E 2021E 2022E 2019E 2020E 2021E 2022E 1.600x (6.8%) (0.5%) 3.2% 4.8% 1.600x 44.3% 31.7% 26.1% 20.4% 1.650x (5.7%) 0.7% 4.5% 6.1% 1.650x 41.7% 29.3% 23.8% 18.2% 1.700x (4.6%) 1.9% 5.7% 7.4% 1.700x 39.1% 27.0% 21.5% 16.1% 1.750x (3.5%) 3.1% 6.9% 8.6% 1.750x 36.7% 24.8% 19.4% 14.0% 1.800x (2.5%) 4.2% 8.0% 9.8% 1.800x 34.3% 22.6% 17.3% 12.1% 54 Source: Management projections and FactSet as of 6/8/18 Exchange Ratio Exchange Ratio Status Quo AM:$2.21 $2.85 $3.42 $4.10 Pro Forma AMGP:$2.06 $2.84 $3.53 $4.30 $ Acc / (Dil):($0.15) ($0.01) $0.11 $0.20 Status Quo AMGP: $0.89 $1.35 $1.75 $2.23 Pro Forma AMGP: $1.29 $1.77 $2.21 $2.69 $ Acc / (Dil):$0.40 $0.43 $0.46 $0.46 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Distribution Accretion / (Dilution) At Various PF AMGP Coverage Ratios & Exchange Ratios 2019E AM Accretion / (Dilution) - % 2020E AM Accretion / (Dilution) - % 55 Source: Management projections and FactSet as of 6/8/18 1.600x 1.650x 1.700x 1.750x 1.800x 1.600x 1.650x 1.700x 1.750x 1.800x Exchange Ratio Exchange Ratio 1.00x Breakeven Coverage 1.16x Management Distribution Coverage 1.16x 1.30x 1.45x 15.9% 17.3% 18.7% 20.0% 21.3% 0.0% 1.2% 2.4% 3.6% 4.7% (0.5%) 0.7% 1.9% 3.1% 4.2% (10.9%) (20.1%) (9.8%) (19.1%) (8.7%) (18.1%) (7.7%) (17.2%) (6.7%) (16.3%) Breakeven Coverage 1.22x Management Distribution Coverage 1.31x 1.45x 1.00x 1.15x 22.3% 6.3% 23.8% 7.6% 25.2% 8.9% (3.5%) 10.1% 28.0% 11.3% 0.0% 1.2% 2.4% 3.6% 4.7% (6.8%) (5.7%) (4.6%) (3.5%) (2.5%) (15.7%) (14.6%) (13.6%) (12.6%) (11.7%) Coverage Ratio Coverage Ratio CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Midstream Distribution Growth vs. Yield MLPs vs. C-Corps Non-Sponsored MLPs Midstream C-Corps Denotes MLPs without IDRs 16.0% 14.0% 12.0% 10.0% ANDX 8.0% EQ M CEQP ENLC SHLX 6.0% BPM P EQGP PAGP 4.0% 2.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Distribution Growth (2018E-2022E) CAGR (%) 56 Sources: Company filings, FactSet estimates as of 6/8/18 Note: Companies selected represent dividend/distribution paying midstream C-Corps and MLPs (both with and without IDRs). 2018E Yield (%) E&P Sponsored Other High Growth SM LP BPL ENLK TEGP HEP TLP DCP ENBL SEM G WES CNXM TRGP WGP HESM MMP PSXP VLP TRP WM B KM I NBLX AM GP AM y = 0.0906e-2.776x R² = 0.524 y = 0.0867e-2.257x R² = 0.6069 •4 of 7 E&P-sponsored MLPs are above the regression line that includes AMGP •All C-Corps except TEGP are below the regression line that includes AMGP Excluding AMGP I ncluding AMGP CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Selected Public Trading Comparables Midstream C-Corps, Public General Partners, & High – Growth MLPs Dist. Growth Unit Price at 6/8/2018 Price (Yield) 2018E to DCF (2,3) EBITDA (1) Company Equity Value TEV Current 2018E 2020E CAGR 2018E 2019E 2018E 2019E 2018E Kinder Morgan Inc ONEOK, Inc. Plains All American Pipeline GP SemGroup Corporation Targa Resources Corp. The Williams Companies, Inc. $16.85 68.45 24.76 25.80 49.31 26.12 $37,172 28,138 7,010 2,028 10,972 31,688 $76,383 36,313 6,906 4,832 17,214 52,276 4.7% 4.6% 4.8% 7.3% 7.4% 5.2% 4.7% 4.7% 4.9% 7.4% 7.4% 6.1% 25% 10% 14% 5% 0% 6% 8.6x 16.1x 10.6x 10.9x 13.2x 16.0x 8.3x 15.3x 9.1x 8.1x 11.0x 14.2x 10.2x 15.5x 20.3x 12.2x 13.2x 21.1x 10.0x 14.4x 18.4x 10.5x 11.1x 19.8x 2.6x 1.3x 1.7x 1.5x 1.1x 1.3x (5) EQT GP Holdings LP 24.80 37.02 7,501 8,105 7,736 9,208 4.2% 6.1% 4.9% 6.4% 8% 8% 18.7x 15.7x 14.8x 14.3x 19.3x 17.9x 15.3x 16.4x 1.1x 1.0x Western Gas Equity Partners, LP CNX Midstream Partners LP EQT Midstream Partners LP Hess Midstream Partners LP Noble Midstream Partners LP BP Midstream Partners LP Shell Midstream Partners LP Valero Energy Partners LP $18.51 57.72 20.50 52.66 21.53 23.58 40.15 $1,298 13,195 1,144 2,175 2,407 7,165 4,072 $1,953 16,094 3,172 3,131 2,712 9,094 5,275 7.0% 7.4% 6.5% 3.9% 5.0% 5.9% 5.1% 7.4% 7.8% 6.9% 4.2% 5.2% 6.3% 5.6% 15% 16% 15% 20% 15% 12% 16% 11.0x 10.4x 13.1x 11.3x 16.7x 14.6x 12.6x 8.2x 8.8x 11.8x 11.7x 12.9x 12.5x 11.1x 12.0x 12.7x 11.7x 13.4x 18.1x 15.6x 12.7x 8.7x 10.9x 9.6x 10.8x 13.3x 10.9x 10.2x 1.3x 1.2x 1.1x 2.1x 1.3x 1.1x 1.4x Source: FactSet as of 6/8/18 and Wall Street research. (1) (2) (3) (4) (5) For C-corps, CAGR calculated using Q4 2017 dividend annualized and 2020E dividend. Calculated as equity value to LP DCF. DCF calculated as EBITDA less interest expense and maintenance capital. Defined as high-growth MLP if current – 2020E distribution growth CAGR is greater than 10%. EQGP Pro Forma for RMP acquisition announced April 2018. 57 Mean $10,938 $16,820 5.7% 6.0% 12.3% 13.3x 11.5x 15.1x 12.7x 1.4x Median $7,165 $7,736 5.2% 6.1% 14% 13.1x 11.7x 13.4x 10.9x 1.3x Midstream C-Corp Mean $19,502 $32,321 5.7% 5.9% 10% 12.6x 11.0x 15.4x 14.0x 1.6x Midstream C-Corp Median $19,555 $26,763 5.0% 5.5% 8% 12.0x 10.1x 14.4x 12.8x 1.4x Public GP Mean $7,803 $8,472 5.2% 5.6% 8% 17.2x 14.6x 18.6x 15.8x 1.0x Public GP Median $7,803 $8,472 5.2% 5.6% 8% 17.2x 14.6x 18.6x 15.8x 1.0x High-Growth MLP Mean $4,494 $5,919 5.8% 6.2% 15% 12.8x 11.0x 13.7x 10.6x 1.4x High-Growth MLP Median $2,407 $3,172 5.9% 6.3% 15% 12.6x 11.7x 12.7x 10.8x 1.3x High - Growth MLPs (4) Public General Partners Non-IDR Midstream C-Corps L Coverage J K Enterprise Value / H I Equity Value / G E F Distribution / Unit / D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis | Valuation Effective Date: 6/30/2018 AR Base Case Levered DCF Analysis Levered DCF Analysis 9.0x 10.5x 12.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 8.0% 7.0% 6.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 6/8/18. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 58 $39.74 $46.64 $53.53 $37.43 $43.95 $50.47 $35.27 $41.44 $47.61 Discount Rate 2022E Terminal M ultiple $43.75 $50.00 $58.74 $40.84 $46.64 $54.77 $38.18 $43.57 $51.13 Discount Rate $45.47 $50.85 $58.02 $42.47 $47.47 $54.14 $39.73 $44.38 $50.58 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $42.31 $48.96 $55.60 $39.57 $45.75 $51.92 $37.06 $42.81 $48.55 Discount Rate $37.39 $42.12 $46.85 $35.01 $39.40 $43.80 $32.82 $36.91 $41.00 Discount Rate 2022E DCF M ultiple 2022E DCF M ultiple XR Adjusted PF AMGP Implied Share Price |1.600x XR Stand Alone AM Implied Unit Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis | AR Valuation Effective Date: 6/30/2018 Downside Volumes Case Levered DCF Analysis Levered DCF Analysis 9.0x 10.5x 12.0x 10.0x 12.0x 14.0x 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Distribution Analysis Discounted Distribution Analysis 8.0% 7.0% 6.0% 7.0% 6.0% 5.0% 8.0% 8.0% 10.0% 10.0% 12.0% 12.0% Discounted Cash Flow | Unlevered FCF(1) | Discounted at WACC 11.0x 13.0x 15.0x 7.0% 8.5% 10.0% Source: Management projections and FactSet as of 6/8/18. (1) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q2 2018 net debt per share. 59 $34.86 $40.62 $46.39 $32.85 $38.30 $43.76 $30.97 $36.14 $41.30 Discount Rate 2022E Terminal M ultiple $34.89 $39.79 $46.64 $32.59 $37.14 $43.51 $30.49 $34.72 $40.64 Discount Rate $38.55 $43.03 $49.02 $36.02 $40.20 $45.76 $33.72 $37.60 $42.77 Discount Rate 2022E Distribution Yield 2022E Distribution Yield $35.94 $41.49 $47.05 $33.62 $38.79 $43.95 $31.51 $36.31 $41.11 Discount Rate $33.45 $37.65 $41.85 $31.33 $35.23 $39.13 $29.38 $33.01 $36.64 Discount Rate 2022E DCF M ultiple 2022E DCF M ultiple XR Adjusted PF AMGP Implied Share Price |1.600x XR Stand Alone AM Implied Unit Price CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Illustrative Discounted Future Value SQ AM & PF AMGP | AR Base Case & AR Downside Volumes Case SQ AM | AR Base Case PF AMGP | 1.600x XR Adjusted | AR Base Case $39.24 $35.11 $30.09 $26.33 2018E SQ AM | AR nside Volumes Case $48.15 $38.25 $34.07 $34.10 $28.41 $35.05 $29.21 $30.18 $25.55 $24.35 2018E 2019E 2020E 2021E 2018E 2019E 2020E 2021E 60 Source: Management projections and FactSet as of 6/8/18. Note: Valuation based on annual distributions. Assumptions  Management projections | Valuation date as of 6/30/18  Distribution reinvestment assumed to purchase additional units at previous periods implied equity value  Future share price calculated at FY1 distributions divided by yield  Discounted to 6/30/18 at 10% cost of equity $30.84 Current AM Unit Price 5.0% 6.0% 7.0% Yield $58.09 $50.43 $51.16 $43.63 $44.05 $37.75 $45.98 $39.27 $33.34 2019E 2020E 2021E $71.07 $61.25$60.85 $51.59 $52.01 $43.40$53.19 $45.25 $32.70 $37.55 $28.03 2018E 2019E 2020E 2021E Downside Volumes Case $48.45 $43.80 6.0% $39.49 $42.68 7.0% $34.17 $38.368.0% PF AMGP | 1.600x XR Adjusted | AR Dow $59.44 $53.37 $50.89 $45.32 $40.51 $44.49 $34.09 $39.44 Yield $30.84 5.0% 6.0% 7.0% Yield 6.0% 7.0% 8.0% Current AM Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

VIII. Pro Forma Trading Analysis 61 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Pro Forma Trading Current AM Share Price: $30.84 Implied AM Ownership AM Current 9.34% PF Mkt Cap Weighted Y ield 8.22% AMGP Current 4.55% 9.00% 8.50% 8.00% 7.00% 59.5% $26.32 $27.31 $28.91 $29.89 $30.72 $35.11 $54.04 60.3% $26.64 $27.65 $29.27 $30.26 $31.10 $35.54 $54.71 61.0% $26.96 $27.97 $29.62 $30.62 $31.47 $35.97 $55.36 61.4% $27.15 $28.17 $29.83 $30.84 $31.70 $36.22 $55.76 61.7% $27.26 $28.29 $29.95 $30.97 $31.82 $36.37 $55.98 62.3% $27.56 $28.59 $30.28 $31.30 $32.17 $36.76 $56.59 62 Source: Wall Street Consensus. FactSet as of 6/8/18. Current Adj. XR Current Offer 1.800x 1.750x 1.732x 1.700x 1.650x 1.600x Exchange Ratio A I Exchange Ratio Adjusted Implied AM Unit Price 2019E Dividend Y ield H G F E D C B CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IX. After-Tax Pro Forma Impact Supplemental Materials 63 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Transaction Tax Implications

Average Tax Basis Calculation[1]

- Average tax basis of $23.27 per unit for public AM unitholders as of YE 2017
- The average public AM unit holder would need to receive cash consideration of $1.65 per unit, or $156MM in aggregate, to avoid having to sell shares post-transaction to pay transaction related taxes

Unitholder	Active Units	EOY 2017 Basis
Antero Resources	90,841,730	$2.01
Other Non-Public Unitholders	8,028,605	25.70
Public Unitholders	94,757,401	23.27
Total Active Units	**193,627,736**	
Average EOY 2017 Basis for Public Unitholders		**$23.27**
Average EOY 2017 Basis for IPO Investors		**$20.51**

Cash Consideration Required to Avoid Share Selling

For Average Unitholder		For IPO Investor	
AMGP Share Price	$19.08	AMGP Share Price	$19.08
Exchange Ratio	1.600x	Exchange Ratio	1.600x
Offer Price	$30.53	Offer Price	$30.53
Average EOY 2017 Tax Basis	**$23.27**	**Average EOY 2017 Tax Basis**	**$20.51**
Detail of Gains (per Unit)		**Detail of Gains (per Unit)**	
Average Ordinary Gain	$3.37	Average Ordinary Gain	$4.83
Average Capital Gain	3.89	Average Capital Gain	5.19
Total Gain	**$7.26**	**Total Gain**	**$10.02**
Average Assumed Passive Activity Loss	($1.08)	Average Assumed Passive Activity Loss	($1.46)
Tax on Gain (per Unit)		**Tax on Gain (per Unit)**	
Tax on Ordinary Gain	$0.72	Tax on Ordinary Gain	$1.07
Effective Ordinary Gain Tax Rate	*21.5%*	*Effective Ordinary Gain Tax Rate*[4]	*22.3%*
Tax on Capital Gain	$0.93	Tax on Capital Gain	$1.24
Effective Ordinary Gain Tax Rate	*23.8%*	*Effective Ordinary Gain Tax Rate*	*23.8%*
Total Tax on Gain	**$1.65**	**Total Tax on Gain**	**$2.31**
Total Effective Tax Rate	*22.7%*	*Total Effective Tax Rate*	*23.1%*

SQ AM After Tax Distribution[3]

	2019E	2020E	2021E	2022E
Pre-Tax Distribution	$2.21	$2.85	$3.42	$4.10
Tax Paid on Distribution	($0.05)	($0.21)	($0.57)	($1.06)
Post-Tax Distribution	**$2.16**	**$2.64**	**$2.85**	**$3.04**

Source: FactSet as of 6/8/18 and Wall Street research.
(1) Provided by management.
(2) Assumed passive activity loss and tax on ordinary gain for IPO investor utilizes company provided estimates based on a per unit basis range of $19.00-$22.00.
(3) Based on average unitholder basis of $23.27 at YE 2017.
(4) Statutory ordinary income tax rate of 40.8%, net of 20% deduction for individual investor on 37% federal rate and any available passive activity losses.

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After-Tax Distribution For Average Unitholder

Calculation Detail

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP After-Tax Distribution Calculation	2H 2018	2019E	2020E	2021E	2022E
Total Operating Revenues	$488	$1,182	$1,459	$1,723	$1,982
- Total Operating Expenses (Including depreciation)	(228)	(508)	(620)	(725)	(799)
Operating Income	**$260**	**$674**	**$839**	**$998**	**$1,183**
+ Book depreciation	81	179	201	214	219
+ Equity in Earnings of Unconsolidated Affiliates	19	72	104	120	146
- Interest Expense	(37)	(89)	(110)	(126)	(113)
- Depreciation of Goodwill and Current Assets	(413)	(795)	(728)	(685)	(673)
- Additional Depreciation from Step Up in Basis	(13)	(116)	(233)	(282)	(138)
- Capex Expense for Tangible Assets	(133)	(164)	(176)	(393)	(352)
- Interest Expense Add-back	0	0	0	0	0
Taxable Income Before NOLs	**($236)**	**($239)**	**($102)**	**($153)**	**$273**
- NOLs applied from previous years	$0	$0	($1)	$0	($218)
Taxable Income	**($236)**	**($239)**	**($103)**	**($153)**	**$55**
AMGP Taxable Income	($236)	($239)	($103)	($153)	$55
+ NOL Utilization	-	-	1	-	218
- Payment of Income Taxes	-	-	0	-	14
+/- Change in depreciation (MACRS vs ADS SL)	-	(8)	32	64	10
+ Tangible Asset Capex	133	164	176	393	352
Current Earnings & Profits	**($103)**	**($83)**	**$107**	**$304**	**$621**
Current Dist. from AMGP to Shareholders	362	651	896	1,115	1,358
Qualified Dividend?	RoC	RoC	Cum E&P	Cum E&P	Cum E&P
Return of Capital[1]	362	651	-	-	-
Qualified Dividend[2]	-	-	107	304	621
Partial Return of Capital[3]	-	-	789	811	737
Accumulated Earnings and Profits					
% RoC (Annual Average)	*100%*	*100%*	*88%*	*73%*	*54%*
% Qualified Dividend (Annual Average)	*0%*	*0%*	*12%*	*27%*	*46%*
Shares Outstanding	505.6	505.6	505.6	505.6	505.6
Tax Basis/Share	$30.70	$29.67	$28.26	$26.68	$25.13
- Return of Capital	($0.72)	($1.29)	($1.56)	($1.61)	($1.46)
EoY Basis	**$30.34**	**$29.35**	**$27.86**	**$26.28**	**$24.77**
Return of Capital Taxes	$0.00	$0.00	$0.00	$0.00	$0.00
Qualified Dividend Taxes	$0.00	$0.00	$0.05	$0.14	$0.29
Before Tax AMGP Dist. Per Share	$0.72	$1.29	$1.77	$2.21	$2.69
Total Tax per Share	$-	$-	$0.05	$0.14	$0.29
Implied Tax Rate	-%	-%	3%	6%	11%
After-Tax AMGP Dividend Per Share	**$0.72**	**$1.29**	**$1.72**	**$2.06**	**$2.39**
Exchange Ratio	1.6x	1.6x	1.6x	1.6x	1.6x
PF After Tax AM Distibution Per LP Unit	**$1.15**	**$2.06**	**$2.76**	**$3.30**	**$3.83**

Source: Management projections and FactSet as of 6/8/18.

(1) PF Return of Capital per share calculated as the total Distributions to Shareholders when Current Earnings & Profits are less than 0.

(2) Qualified ividend calculated as equal to the lesser of Current Earnings & Profit of Distributions to Shareholder assuming Current Earnings & Profit is greater than 0.

(3) Partial Return of Capital is calculated as the difference between Distributions to Shareholders and Current Earnings & profits assuming Qualified Dividends are applicable.

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After-Tax Distribution Accretion / (Dilution) CONFIDENTIAL DRAFT AM & AMGP | For Average AM Unit Holder AM Accretion / (Dilution) - % At 1.600x Exchange Ratio AMGP Accretion / (Dilution) - % At 1.0x Coverage 89.4% 26.0% 68.0% 15.8% 54.7% 40.8% 4.2% (4.9%) 2019E 2020E 2021E 2022E 2019E 2020E 2021E 2022E Pro Forma AMGP: $1.29 $1.72 $2.06 $2.39 Accretion / (Dilution) Analysis at Various XRs Accretion / (Dilution) Analysis at Various XRs 2019E 2020E 2021E 2022E 2019E 2020E 2021E 2022E 1.600x (4.9%) 4.2% 15.8% 26.0% 1.600x 89.4% 68.0% 54.7% 40.8% 1.650x (3.7%) 5.5% 17.2% 27.6% 1.650x 85.9% 64.9% 51.9% 38.2% 1.700x (2.6%) 6.8% 18.6% 29.1% 1.700x 82.6% 62.0% 49.2% 35.8% 1.750x (1.5%) 8.0% 19.9% 30.6% 1.750x 79.4% 59.1% 46.5% 33.4% 1.800x (0.4%) 9.1% 21.2% 32.0% 1.800x 76.3% 56.4% 44.0% 31.1% 66 Source: Management projections and FactSet as of 6/8/18 Note: After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes. Exchange Ratio Exchange Ratio Status Quo AMGP: $0.68 $1.03 $1.33 $1.70 $ Acc / (Dil):$0.61 $0.70 $0.73 $0.69 Status Quo AM:$2.16 $2.64 $2.85 $3.04 Pro Forma AMGP:$2.06 $2.76 $3.30 $3.83 $ Acc / (Dil):($0.11) $0.11 $0.45 $0.79 SUBJECT TO CHANGE

After-Tax Distribution Accretion / (Dilution) XR Adjusted for Taxes Payable | For Average AM Unit Holder Key Commentary Average transaction taxes of $1.65 result in ~0.1x reduction in exchange ratio Cash consideration, a higher exchange ratio or a combination of the two would be necessary in order to alleviate the tax burden to AM unitholders AM Accretion / (Dilution) - % At 1.514x Implied Exchange Ratio (Post-Taxes Payable)   9.5% 19.2% (1.4%) (10.0%) 2019E 2020E 2021E 2022E AM Accretion / (Dilution) - % at Implied After-Tax Exchange Ratio| 1.0x Coverage 1.600x 1.650x 1.700x 1.750x 1.800x Source: Management projections and FactSet as of 6/8/18. Note: After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes. Note: Implied after-tax exchange ratio arrived at by subtracting forecasted taxable gain pf $1.71 from exchange ratio adjusted AM unit price / AMGP share price. (1) Forecast taxes payable provided by company for average unitholder. 67 Exchange Ratio Implied After-Tax XR 2019E 2020E 2021E 2022E (10.0%) (1.4%) 9.5% 19.2% (7.8%) 1.1% 12.3% 22.2% (5.5%) 3.5% 15.0% 25.2% (3.2%) 6.0% 17.8% 28.2% (1.0%) 8.5% 20.5% 31.2% Implied After-Tax XR Calculation Detail 1.514x 1.552x 1.590x 1.628x 1.666x Exchange Ratio Implied AM Unit $ Forecast Taxes Payable(1) After Tax Unit Take Implied After-Tax XR 1.600x $30.53 $1.65 $28.88 1.514x 1.650x $31.48 $1.88 $29.61 1.552x 1.700x $32.44 $2.10 $30.33 1.590x 1.750x $33.39 $2.33 $31.06 1.628x 1.800x $34.34 $2.56 $31.79 1.666x Status Quo AM:$2.16 $2.64 $2.85 $3.04 Pro Forma AMGP: $1.95 $2.61 $3.12 $3.62 $ Acc / (Dil):($0.22) ($0.04) $0.27 $0.58 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Implied Exchange Ratios

Series B & Tax Adjusted

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Implied XR Calculation Detail									
	Offer Exchange Ratio	Current AMGP Share Price	Implied AM Unit $	Forecast Taxes Payable	After Tax AM Unit Take	Implied After-Tax XR	Series B Adjusted AMGP Share Price	Series B Adjusted XR @ Current AM Unit Price	Tax Adjusted and Series B Adjusted XR
Detail:			Current AMGP Share Price x Offer XR		Current AM Unit Price - Taxable Gain	Current AM Unit Price - Taxable Gain / Current AMGP Share Price	(AMGP market equity value + implied Series B value (6% of equity value over $2 bn)) / (FD AMGP S/O + 18.5mm converted Series B units)	Current AM Unit Price / Series B	Tax Adjusted AM Unit Price and Series B
Implied Value:	1.600x	$19.08	$30.53	$1.65	$28.88	1.514x	$17.81	1.732x	1.621x

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Certain TPH Relationships Relationship Disclosure TPH Investment Banking & Antero Midstream Partners, Antero Midstream Partners GP and Antero Resources  In May 2017, TPH served as co-manager on Antero Midstream GP’s $875 million initial public offering  In October 2016, TPH served as financial advisor to Antero Resources on its $170 million sale of 17,000 net acres in southwest PA  In June 2016, TPH served as a co-manager on Antero Resources’ $762 million follow-on equity offering  In November 2014, TPH served as a co-manager on Antero Midstream’s $1 billion initial public offering  In May 2014, TPH served as a senior co-manager on Antero Resources’ $744 million follow-on equity offering  In October 2013, TPH acted as senior co-manager on Antero Resources’ $1.57 billion initial public offering 69 TPH is a full service securities firm engaged in securities trading, brokerage and private equity and investment management activities as well as providing investment banking and other financial services. In the ordinary course of business, TPH and its affiliates, including Perella Weinberg Partners, may acquire, hold or sell, for their own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of AM, AMGP, AR, their affiliates, other prospective transaction participants and other companies that may be involved in the transactions, as well as provide investment banking and other financial services to such companies. TPH has in the past and may in the future provide financial advisory services to AM, AMGP, AR and other transaction participants. In addition, TPH, its affiliates and certain of their employees, including members of the team performing this engagement, as well as certain private equity and investment management funds associated or affiliated with TPH in which they may have financial interests, may from time-to-time acquire, hold or make direct or indirect investments in or otherwise finance a wide variety of companies, including the parties, other transaction participants and their respective affiliates. TPH merged with Perella Weinberg Partners (“PWP”) in November 2016 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Appendix 70 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | Status Quo AM & AMGP

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Supplemental Calculation | AR Base Case

AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

	2017	2018	2019	2020	2021	2022
IDR DCF	$122	$206	$337	$430	$526	$628
(-) Series B Payment	(2)	(7)	(12)	(20)	(26)	(34)
(-) G&A Expenses	(2)	(2)	(2)	(2)	(2)	(2)
(-) Cash Taxes	(16)	(34)	(56)	(85)	(110)	(141)
Pre-Series B HoldCo DCF	**$102**	**$163**	**$266**	**$324**	**$388**	**$451**
Seres B Adjustment						
Add Back (1 - Tax Rate) of Series B to HoldCo DCF	2	5	9	15	19	25
Tax Rate	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*
AMGP Contribution DCF	**$103**	**$168**	**$276**	**$338**	**$407**	**$477**
AMGP Shares Outstanding (includes 18.5mm Series B)	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*
DCF / Share	$0.50	$0.82	$1.35	$1.65	$1.99	$2.33
AM DCF / LP Unit	$1.61	$2.05	$2.74	$3.24	$3.75	$4.29
Implied XR	**3.193x**	**2.493x**	**2.037x**	**1.960x**	**1.885x**	**1.843x**

AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow

	2017	2018	2019	2020	2021	2022
IDR DCF	$122	$206	$337	$430	$526	$628
(-) Taxes on Total IDR DCF	(31)	(52)	(85)	(109)	(133)	(159)
Post-Tax Total IDR DCF	**$91**	**$154**	**$252**	**$321**	**$393**	**$469**
Tax Rate	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*
(-) G&A Expenses	(2)	(2)	(2)	(2)	(2)	(2)
AMGP Contribution DCF	**$89**	**$152**	**$250**	**$319**	**$391**	**$467**
AMGP Shares Outstanding (includes 18.5mm Series B)	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*
DCF / Share	$0.44	$0.74	$1.22	$1.56	$1.91	$2.28
AM DCF / LP Unit	$1.61	$2.05	$2.74	$3.24	$3.75	$4.29
Implied XR	**3.691x**	**2.761x**	**2.249x**	**2.077x**	**1.963x**	**1.881x**

Source: Management projections. FactSet as of 6/8/18.

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Contribution Analysis | Status Quo AM & AMGP

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Supplemental Calculation | AR Downside Volumes Case

AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

	2017	2018	2019	2020	2021	2022
IDR DCF	$122	$213	$281	$398	$456	$537
(-) Series B Payment	(2)	(7)	(12)	(17)	(21)	(26)
(-) G&A Expenses	(2)	(2)	(2)	(2)	(2)	(2)
(-) Cash Taxes	(16)	(34)	(53)	(73)	(90)	(110)
Pre-Series B HoldCo DCF	**$102**	**$170**	**$214**	**$306**	**$343**	**$399**
Seres B Adjustment						
Add Back (1 - Tax Rate) of Series B to HoldCo DCF	2	5	9	12	16	19
Tax Rate	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*
AMGP Contribution DCF	**$103**	**$175**	**$223**	**$319**	**$358**	**$418**
AMGP Shares Outstanding (includes 18.5mm Series B)	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*
DCF / Share	$0.50	$0.85	$1.09	$1.56	$1.75	$2.04
AM DCF / LP Unit	$1.61	$2.08	$2.45	$3.07	$3.38	$3.81
Implied XR	**3.193x**	**2.437x**	**2.248x**	**1.970x**	**1.928x**	**1.864x**

AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow

	2017	2018	2019	2020	2021	2022
IDR DCF	$122	$213	$281	$398	$456	$537
(-) Taxes on Total IDR DCF	(31)	(54)	(71)	(101)	(116)	(136)
Post-Tax Total IDR DCF	**$91**	**$159**	**$210**	**$297**	**$341**	**$401**
Tax Rate	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*	*25.3%*
(-) G&A Expenses	(2)	(2)	(2)	(2)	(2)	(2)
AMGP Contribution DCF	**$89**	**$157**	**$208**	**$295**	**$339**	**$399**
AMGP Shares Outstanding (includes 18.5mm Series B)	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*	*204.7*
DCF / Share	$0.44	$0.77	$1.02	$1.44	$1.65	$1.95
AM DCF / LP Unit	$1.61	$2.08	$2.45	$3.07	$3.38	$3.81
Implied XR	**3.691x**	**2.717x**	**2.408x**	**2.128x**	**2.042x**	**1.953x**

Source: Management projections. FactSet as of 6/8/18.

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Contribution Analysis | Status Quo Supplemental Calculation | AR Base Case AM & AMGP AMGP Distribution per Share Calculation $70 (18) 25.3% (2) $144 (36) 25.3% (2) $237 (60) 25.3% (2) $357 (90) 25.3% (2) $464 (118) 25.3% (2) $592 (150) 25.3% (2) Total Distributions from LP Less: Taxes on Total Distributions Tax Rate Less: G&A $50 $105 $175 $265 $345 $440 Post Tax, Post-G&A Distributions AMGP Shares Outstanding (+ 18.5 Series B Units) 204.7 204.7 204.7 204.7 204.7 204.7 AM Distribution per Unit Calculation Total LP Distributions LP Units $246 185.4 $323 188.1 $416 188.1 $536 188.1 $643 188.1 $771 188.1 73 Source: Management projections. FactSet as of 6/8/18. Implied X R 5.418x 3.336x 2.589x 2.205x 2.031x 1.907x LP Dist. / Unit $1.33 $1.72 $2.21 $2.85 $3.42 $4.10 2017 2018 2019 2020 2021 2022 A MGP Distribution / Share $0.24 $0.51 $0.85 $1.29 $1.68 $2.15 2017 2018 2019 2020 2021 2022 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Contribution Analysis | Status Quo Supplemental Calculation | AR Downside Volumes Case AM & AMGP AMGP Distribution per Share Calculation $70 (18) 25.3% (2) $144 (36) 25.3% (2) $224 (57) 25.3% (2) $306 (78) 25.3% (2) $380 (96) 25.3% (2) $464 (118) 25.3% (2) Total Distributions from LP Less: Taxes on Total Distributions Tax Rate Less: G&A $50 $105 $166 $227 $281 $345 Post Tax, Post-G&A Distributions AMGP Shares Outstanding (+ 18.5 Series B Units) 204.7 204.7 204.7 204.7 204.7 204.7 AM Distribution per Unit Calculation Total LP Distributions LP Units $246 185.4 $323 188.1 $403 188.1 $485 188.1 $559 188.1 $643 188.1 74 Source: Management projections. FactSet as of 6/8/18. Implied X R 5.418x 3.336x 2.651x 2.330x 2.160x 2.031x LP Dist. / Unit $1.33 $1.72 $2.15 $2.58 $2.97 $3.42 2017 2018 2019 2020 2021 2022 A MGP Distribution / Share $0.24 $0.51 $0.81 $1.11 $1.38 $1.68 2017 2018 2019 2020 2021 2022 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Supplemental Calculation Detail Pro Forma AMGP DCF Analyses | Exchange Ratio Adjusted Implied Equity Value Levered DCF Analysis Supplemental Calculation Detail Discounted Distribution Analysis Supplemental Calculation Detail PF AM GP DCF per Share Disc ount Fac tor PV of PF AM GP DCF per Share $0.63 0.953 $0.60 $1.69 0.866 $1.46 $2.06 0.787 $1.63 $2.45 0.716 $1.75 $2.83 PF AM GP Dist. per Share Disc ount Fac tor PV of PF AM GP Dist.per Share $0.72 0.953 $0.68 $0.89 0.866 $0.77 $1.35 0.787 $1.06 $1.75 0.716 $1.25 $2.23 Terminal M ultiple Terminal Disc . Fac tor 12.0x 0.683 Terminal Yield Terminal Disc . Fac tor 6.0% 0.683 75 Source: Management projections and FactSet as of 6/8/18. Implied Terminal Value per Share $23.15 Implied Equity Value per Share $28.59 XR Adj. AM Equity Value per Share $45.75 Implied Terminal Value per Share $25.38 Implied Equity Value per Share $29.15 XR Adj. AM Equity Value per Share $46.64 Disc . PF AM GP DCF Total $5.44 Disc . PF AM GP Dist. Total $3.77 2H 2018E 2019E 2020E 2021E 2022E 2H 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Wall Street Consensus Research Detail Janney Montgomery Scott 6/7/18 $714 $953 $1,197 - - $586 $797 $1,009 - - Wells Fargo Securities 5/24/18 $723 $924 $1,150 $1,354 $1,534 $593 $754 $945 $1,110 $1,272 Scotia Howard Weil 5/23/18 $709 $894 $1,070 - - $609 $766 $923 - - Ladenburg Thalmann & Co 5/23/18 $714 $950 - - - - - - - - Stifel Nicolaus 5/21/18 $703 $913 - - - $587 $787 - - - MUFG Securities Americas 4/26/18 $726 $934 - - - $592 $777 - - - Raymond James 4/26/18 $706 $913 - - - $593 - - - - Tudor Pickering Holt & Co. 4/6/18 $715 $993 $1,240 - - - - - - - Guggenheim Securities 4/13/18 $735 - - - - - - - - - Seaport Global Securities 4/6/18 $676 $752 - - - $597 $775 - - - 76 Source: Thomson One and FactSet as of 6/8/18. Median $714 $924 $1,173 $1,354 $1,534 $593 $775 $934 $1,110 $1,272 Mean $712 $914 $1,164 $1,354 $1,534 $595 $772 $934 $1,110 $1,272 Report Date DCF 2018E 2019E 2020E 2021E 2022E EBITDA 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Wall Street Consensus Research Detail Janney Montgomery Scott 6/7/18 $1.71 $2.19 $2.79 - - - - - - - Wells Fargo Securities 5/24/18 $1.70 $2.18 $2.78 $3.12 $3.50 - - - - - Scotia Howard Weil 5/23/18 $1.71 $2.19 - - - $3.23 $4.02 - - - Ladenburg Thalmann & Co 5/23/18 - - - - - - - - - - Stifel Nicolaus 5/21/18 $1.72 $2.21 - - - - - - - - MUFG Securities Americas 4/26/18 $1.71 $2.20 - - - $2.07 $2.56 - - - Raymond James 4/26/18 $1.71 $2.19 - - - - - - - - Tudor Pickering Holt & Co. 4/6/18 $1.72 $2.21 $2.85 - - - - - - - Guggenheim Securities 4/13/18 - - - - - - - - - - Seaport Global Securities 4/6/18 $1.71 $2.19 - - - $2.44 $2.91 - - - 77 Source: Thomson One and FactSet as of 6/8/18. Median $1.71 $2.19 $2.82 $3.12 $3.50 $2.44 $2.91 - - - Mean $1.71 $2.19 $2.82 $3.12 $3.50 $2.58 $3.16 - - - Report Date DCF per LP Unit 2018E 2019E 2020E 2021E 2022E Distributions per LP Unit 2018E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Precedent Simplification Transactions

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

A	B	C	D	E	F	G	H	I
Announcement Date	Acquiror	Target	Transaction Value	FY + 1 Accretion	FY + 2 Accretion	FY + 3 Accretion	% Equity Consideration	Cash Consideration
5/17/18	Williams Companies	Williams Partners, LP	$59,936	8.8%	12.6%	14.4%	100.0%	--
3/26/18	Tall Grass Energy GP, LP	Tallgrass Energy Partners, LP	$8,335	4.6%	8.8%	5.7%	100.0%	--
1/2/18	Archrock, Inc	Archrock Partners, LP	$3,183	(11.8%)	0.5%	5.7%	100.0%	--
2/1/17	ONEOK, Inc	ONEOK Partners, LP	$23,654	2.8%	7.1%	10.6%	100.0%	--
11/21/16	Sunoco Logistics Partners, LP	Energy Transfer Partners, LP	$54,455	(4.1%)	0.7%	2.1%	100.0%	--
9/8/16	Enbridge, Inc.	Spectra Energy	$46,980	(0.8%)	2.4%	4.1%	100.0%	--
5/31/16	SemGroup Corp.	Rose Rock Midstream	$2,034	12.9%	10.2%	7.4%	100.0%	--
11/3/15	Targa Resources Corp.	Targa Resources Partners LP	$12,229	(7.3%)	(1.8%)	1.6%	100.0%	--
7/13/15	MPLX LP	MarkWest Energy Partners, LP	$22,360	(13.6%)	(10.9%)	(10.0%)	92.4%	$6.20
5/6/15	Crestwood Equity Partners, LP	Crestwood Midstream Partners	$6,920	(2.0%)	3.1%	6.9%	100.0%	--
4/6/15	Tesoro Logistics LP	QEP Midstream Partners LP	$1,145	(16.0%)	(21.8%)	(16.2%)	100.0%	--
1/26/15	Energy Transfer Partners, LP	Regency Energy Partners LP	$18,593	(14.8%)	(15.1%)	(8.1%)	98.8%	$0.32
10/28/14	Williams Partners LP	Access Midstream Partners LP	$35,891	11.8%	2.4%	2.7%	100.0%	--
10/13/14	Targa Resources Partners LP	Atlas Pipeline Partners LP	$6,002	(8.1%)	(14.2%)	(15.9%)	96.7%	$1.26
8/10/14	Kinder Morgan Inc.	Kinder Morgan Energy Partners	$52,566	(11.3%)	(6.7%)	(4.8%)	88.0%	$10.77
8/10/14	Kinder Morgan Inc.	El Paso Pipeline Partners	$13,677	(9.1%)	(4.8%)	2.7%	88.0%	$4.65
7/24/14	Breitburn Energy Partners	QR Energy LP	$2,856	12.5%	16.3%	34.0%	80.7%	$4.29
10/10/13	Regency Energy Partners LP	PVR Partners LP	$5,659	(0.5%)	(4.7%)	(5.8%)	99.0%	$0.29
8/27/13	Plains All American LP	PAA Natural Gas Storage LP	$2,531	(5.9%)	4.8%	3.8%	100.0%	--
5/6/13	Inergy Midstream LP	Crestwood Midstream Partners LP	$2,643	5.5%	(0.7%)	(5.6%)	96.2%	$1.03
1/29/13	Kinder Morgan Energy Partners LP	Copano Energy LLC	$4,858	(13.8%)	(23.3%)	(20.3%)	100.0%	--
2/23/11	Enterprise Products Partners LP	Duncan Energy Partners LP	$3,282	0.8%	1.3%	(1.5%)	100.0%	--
	Median		**$7,628**	**(3.0%)**	**0.6%**	**2.4%**	**100.0%**	**$2.77**
	Mean		**$17,718**	**(2.7%)**	**(1.5%)**	**0.6%**	**97.3%**	**$3.60**
	Antero Midstream GP LP	**Antero Midstream Partners LP**	**$6,094**	**(1.5%)**	**2.0%**	**4.4%**	**100.0%**	**--**

Source: Company filings, Wall Street Research
Note: Accretion Dilution represents Target DCF pro forma for Acquirer Exchange Ratio (grossed up for cash consideration where applicable)

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AR Historical and Projected Taxes Assumptions AR Federal & State NOL Carryforwards NOL Other DTL Net DTL  ~$3.0 billion of U.S. federal NOLs that expire at various dates from 2024 through 2037 $772 $45  Significant increase in NOLs due to expensing of IDCs in 2017 ahead of 80% utilization limitation imposed by 2017 JOBS tax reform  ~$2.3 billion of state NOLs that expire at various dates from 2024 through 2037 Tax shields eliminate cash taxes entirely through 2021  ($1,911) 2015A 2013A 2014A 2016A 2017A Historical AR Tax Assets & Liabilities NOL Valuation Sensitivity(1) Federal State 2018 2023 2028 2033 2038 0% 5% 10% 15% 20% 2013A 2014A 2015A 2016A 2017A 79 Source: Management Projections, Company Filings. (1) NOL carryforward allocated straight line over utilization period. $1,000 $1,300 $1,100 $1,000 $1,400 $1,200 $1,500 $1,400 $3,000 $2,300 Discount Rate $728$728$728$728$728 $728$570$447$350$274 $728$452$280$174$108 $728$362$180$89$44 $728$292$117$47$19 Utilization Period $440 $439 $540 $529 $728 $522 $19 $495 $33 $450 ($10) $432 $7 ($348) ($795) ($1,371) ($950) ($780) ($787) ($1,234) ($1,479) ($1,552) CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Cost of Capital 80 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

SQ AM Peer Group Cost of Equity Analysis

Comparable Public Company Yield-Based Cost of Equity

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Expected Total Return

A	B	C	D	E	F
Company	Expected Current - 2020E Distribution CAGR	Long-Term Economic Growth Estimate	Expected Growth[1]	Current Yield	Implied Total Return
CNX Midstream Partners LP	14.9%	4.0%	5.6%	7.0%	12.7%
Phillips 66 Partners LP	9.8%	4.0%	4.9%	5.6%	10.5%
Hess Midstream Partners LP	15.2%	4.0%	5.7%	6.5%	12.2%
Noble Midstream Partners LP	19.7%	4.0%	6.4%	3.9%	10.2%
BP Midstream Partners LP	14.6%	4.0%	5.6%	5.0%	10.6%
Shell Midstream Partners LP	12.2%	4.0%	5.2%	5.9%	11.1%
Valero Energy Partners LP	15.6%	4.0%	5.7%	5.1%	10.8%
Western Gas Partners, L.P.	5.7%	4.0%	4.3%	7.3%	11.5%
EQT Midstream Partners LP	15.6%	4.0%	5.7%	7.4%	13.1%
Median	14.9%	4.0%	5.6%	5.9%	10.8%
Mean	14.6%	4.0%	5.6%	5.6%	11.1%

Cost of Equity

Sensitized Peer Total Return

Cost of Equity	10.3%	11.3%

Cost of Equity

Barra Beta

	Low	High
Raw Beta [2]	0.76	1.02
Spot Risk-Free Rate [3]	3.0%	3.0%
Equity Risk Premium [4]	6.0%	6.0%
Cost of Equity	7.6%	9.2%

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 6/8/18.
(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.
(2) Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(3) 20-year treasury bond yield as of 6/8/18.
(4) Duff & Phelps historical arithmetic premium.

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SQ AMGP Peer Group Cost of Equity Analysis Comparable Public Company Yield-Based Cost of Equity Expected Total Return Expected Current - 2020E Distribution CAGR Long-Term Economic Growth Estimate Expected Growth(1) Company Current Yield Implied Total Return 4.0% 4.6% 6.1% 10.7% Western Gas Equity Partners, LP 8.0% Cost of Equity Sensitized Peer Total Return Cost of Equity Barra Beta Low High (2) Raw Beta 0.84 1.14 (3) Spot Risk-Free Rate 3.0% 3.0% Equity Risk Premium (4) 6.0% 6.0% Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 6/8/18. (1) Weights Expected Current – 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate. Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 6/8/18. Duff & Phelps historical arithmetic premium. (2) (3) (4) 82 Cost of Equity8.1%9.9% Cost of Equity 9.2% 10.2% M edian 7.8% 4.0% 4.6% 5.2% 9.7% M ean 7.8% 4.0% 4.6% 5.2% 9.7% EQT GP Holdings LP 7.7% 4.0% 4.6% 4.2% 8.7% A B C D E F CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Peer Group WACC Analysis

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SUBJECT TO CHANGE

Expected Total Return

A	B	C	D	E	F
Company	2018E - 2020E Dividend CAGR	Long-Term Economic Growth Estimate	Expected Growth[(1)]	Current Yield	Implied Total Return
Kinder Morgan Inc	25.0%	4.0%	7.1%	3.0%	10.1%
ONEOK, Inc.	10.3%	4.0%	4.9%	4.4%	9.3%
Plains All American Pipeline GP	13.7%	4.0%	5.4%	4.8%	10.3%
SemGroup Corporation	5.1%	4.0%	4.2%	7.0%	11.1%
Targa Resources Corp.	0.3%	4.0%	3.5%	7.4%	10.8%
The Williams Companies, Inc.	6.4%	4.0%	4.4%	4.6%	9.0%
EQT GP Holdings LP	7.7%	4.0%	4.6%	4.2%	8.7%
Western Gas Equity Partners, LP	8.0%	4.0%	4.6%	6.1%	10.7%
CNX Midstream Partners LP	14.9%	4.0%	5.6%	7.0%	12.7%
EQT Midstream Partners LP	15.6%	4.0%	5.7%	7.4%	13.1%
Hess Midstream Partners LP	15.2%	4.0%	5.7%	6.5%	12.2%
Noble Midstream Partners LP	19.7%	4.0%	6.4%	3.9%	10.2%
BP Midstream Partners LP	14.6%	4.0%	5.6%	5.0%	10.6%
Shell Midstream Partners LP	12.2%	4.0%	5.2%	5.9%	11.1%
Valero Energy Partners LP	15.6%	4.0%	5.7%	5.1%	10.8%
Median	13.7%	4.0%	5.4%	5.1%	10.7%
Mean	12.3%	4.0%	5.2%	5.5%	10.7%

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 6/8/18.
(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.

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PF AMGP Peer Group WACC Analysis (cont.) Cost of Equity Comparable Company Yield-Based Cost of Equity Barra Beta Low High Low High (2) Raw Beta 0.84 1.14 (3) Spot Risk-Free Rate 3.0% 3.0% Cost of Equity 10.2% 11.2% Equity Risk Premium (4) 6.0% 6.0% Market Value of Equity $9,647 $9,647 Cost of Capital PF Capital Structure Cost of Capital Optimal Capital Structure(5) Low High Low High Cost of Equity Cost of Debt 10.2% 3.4% 11.2% 4.9% Cost of Equity 10.2% 3.4% 11.2% 4.9% (1) Cost of Debt Market Value of Equity Total Debt $9,647 $1,310 $9,647 $1,310 Market Value of Equity Total Debt $9,647 $3,460 $9,647 $3,460 Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 6/8/18. (1) (2) (3) (4) (5) Illustrative low and high range reflects a -/+ 100 bps range around after tax current 5.6% cost of debt at AM. Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 6/8/18. Duff & Phelps historical arithmetic premium. Optimal Capital Structure based on Total Debt of 3.5x 2019E EBITDA 84 Cost of Capital8.4%9.6% Cost of Equity9.4%10.5% Cost of Equity8.1%9.9% Cost of Capital10.2%11.2% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Additional Market Detail 85 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IDENTIAL DRAFT JECT TFOocCusHArNeGaE Wet Gas Type Curve Area Overview Type Curve Map with AR BTU Lines and TPH TC Areas TPH Type Curve Areas(1) 1 SW Lean Wet Gas IRR: 46% Antero Type Curve Areas(1) Rich Gas BTU Range: 1,100-1,200 2019 Wells: 4 IRR(2): 30% Highly Rich Gas AR Inventory Overview(1) Inventory Highly-Rich Gas Cond. Highly-Rich Gas Rich Gas Condensate Dry Gas 14 106 3 19 3 30 101 13 2 9 33 96 5 17 9 57 59 33 8 8 55 68 31 8 3 285 527 512 152 155 Source: DrillingInfo, IHS, Company data. Antero assumptions based on Antero publicly disclosed information. Note: Marcellus wells with first production on or after 1/1/2015. IRRs for 12,000’ laterals at strip as of 3/29/2018, unless otherwise noted. (1) TPH IRR assumes 40% ethane recovery; Antero IRR assumes ethane rejection. (2) IRR at strip as of 12/31/2017. 86 1,631 Total 145 155 160 165 165 Avg. Lateral Length 9,800 10,500 11,850 12,600 12,750 Remaining 2018E 2019E 2020E 2021E 2022E 2 SW Southern Rich Wet Gas IRR: 44% 3 SW Southern Gas Condensate IRR: 67% B BTU Range: 1,200-1,275 2019 Wells: 101 IRR: 47% Highly Rich Gas Condensate BTU Range: 1,275-1,350 2019 Wells: 30 IRR: 115% C AM Gathering Pipelines AM Water Delivery Pipelines 2 31 A B C A CONF SUB

Type Curve Summary Type Curve Plot TPH RWG TC Fit TPH GC TC Fit TPH Avg Gas AR TC Fit AR/TPH Bridge Gas TPH Avg Gas 12,000 Type Curve EUR, Gross Wellhead (MMcfe) Oil (Mbbl) Gas (MMcf) 10,890 85 10,380 9,413 226 8,059 18,668 146 17,795 16,137 387 13,816 23,185 84 22,679 23,946 211 22,679 9,000 EUR, Gross Sales (MMcfe) Oil (Mbbl) Gas (MMcf) NGL (Mbbl) % Liquids Cond Yield (bbl/MMcf) Cond Yield, Decline Period (Months) NGL Yield (bbl/MMcf) 14,004 85 8,823 779 37% 15-8 3 75 12,154 226 6,448 725 47% 55-25 12 90 24,006 146 15,125 1,335 37% 15-8 3 75 20,835 387 11,053 1,243 47% 55-25 12 90 30,215 84 21,545 1,361 29% 19-3 6 60 31,883 211 20,411 1,701 36% 130-5 6 75 6,000 3,000 Type Curve Parameters 0 24-Hr IP - Peak Rate, Gas (Mcf/d) Initial Decline (%/yr) B Factor Terminal Decline (%/yr) 5,500 - 8,000 59% 1.30 6% 4,000 - 7,000 63% 1.30 6% 9,400 - 13,700 59% 1.30 6% 6,900 - 12,000 63% 1.30 6% 19,420 61% 1.30 6% 19,420 61% 1.30 6% 0 1 2 3 4 5 Year Selected Observations Economic Assumptions  TPH type well criteria D&C ($M) $6,400 $6,700 $10,100 $10,500 $11,400 $11,400   Operators: All Vintage Cut-Off: 2015+ Fixed LOE ($/well/mo) Variable LOE, Oil ($/bbl) Variable LOE, NGL ($/Mcf) Total All-In Gas LOE(2) ($/Mcf) Variable LOE, Water ($/bbl) $2,800 $5.00 $6.80 $0.89 $4.68 $2,800 $5.00 $6.80 $0.89 $4.68 $2,800 $5.00 $6.80 $0.89 $4.68 $2,800 $5.00 $6.80 $0.89 $4.68 $1,353 - - $1.99 - $1,353 - - $1.99 -  WV only reports data annually    Proppant Cut-Off: 1,500+ lb/ft Stage Spacing Cut-Off: <200 ft Segregated by fluid window Differential, Oil ($/bbl) Differential, Gas ($/Mcf) Differential, NGL (% of Strip) BTU Factor(3) (Btu/scf) Residual Shrink (%) ($7.50) ($0.60) 40% 1.083 85% ($7.50) ($0.60) 40% 1.083 80% ($7.50) ($0.60) 40% 1.083 85% ($7.50) ($0.60) 40% 1.083 80% ($6.00) $0.03 65% 1.000 95% ($6.00) $0.03 65% 1.000 90%  A type curve similar to Antero’s publicly disclosed curve can be observed by filtering the data to observe: Royalty (%) 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% Only AR operated wells 2016+ vintage cut-off All fluid windows Results NPV10 at Strip(4) ($MM)    $4.0 $5.3 $8.0 $10.3 $9.8 $16.2 F & D ($/Mcfe) $0.54 $0.65 $0.49 $0.59 $0.44 $0.42 Source: DrillingInfo, IHS, Company data. Antero assumptions based on Antero publicly disclosed information. Note: TPH IB assumes 40% ethane recovery; Antero assumes ethane rejection. (1) (2) (3) (4) Assumes 100% AM water & processing fees. Antero Variable LOE is $1.99 / Mcfe (applied on total equivalent production) and includes midstream and transportation expenses. BTU uplift is included in the +$0.03 gas differential . Economics run at 5 year strip as of 3/29/2018. 87 Cumulative Gas Prod (MMcf) IRR at Strip(4) (%) 35% 53% 44% 67% 47% 115% Total Opex / Mcfe ($/Mcfe) $1.30 $1.32 $1.24 $1.25 $2.02 $2.02 D&C / ft ($M) $0.914 $0.957 $0.842 $0.875 $0.950 $0.950 Avg Lateral Length (ft) 7,000 7,000 12,000 12,000 12,000 12,000 EUR, Sales / 1k' (Bcfe) 2.00 1.74 2.00 1.74 2.52 2.66 EUR, WH / 1k' (Bcfe) 1.56 1.34 1.56 1.34 1.93 2.00 Bridging TPH curve to AR by changing well criteria as described below TPH IB Antero Disclosed(1) S Rich Wet Gas S Gas Condensate S Rich Wet Gas 12K' S Gas Condensate 12K' Highly Rich Gas High Rih Gas Condensate CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IRR Price Sensitivities Oil Price Sensitivity(1) Gas Price Sensitivity(2) 63% 102% $60 / bbl $2.90 / mmbtu $55 / bbl $2.75 / mmbtu $2.70 / mmbtu 27% ce sensitivities at AR Downside Pricing(3) Case Source: Antero assumptions based on Antero publicly disclosed information. Note: TPH IB assumes 40% ethane recovery; Antero assumes ethane rejection. (1) (2) (3) Holds Gas price flat at $2.80 / MMBtu. Holds Oil price flat at $50 / bbl. “AR Downside Pricing Case” applies $2.50 natural gas / $50 oil pricing to “AR Base Volumes Case” production. 88 64% 46% 43% 78% 51% 37% 36% $50 / bbl 59% 39% 29% 30% $45 / bbl $40 / bbl 42% 30% 23% 24% 29% 21% 17% 19% Indicates IRR pri 42% 33% 33% 56% 38% 28% 29% 54% 37% 26% $2.50 / mmbtu 45% 32% 21% 22% $2.30 / mmbtu 37% 27% 16% 17% TPH SW Southern Rich Wet GasTPH SW Southern Gas CondensateAR Highly Rich GasAR Highly Rich Gas Condensate CONFIDENTIAL DRAFT SUBJECT TO CHANGE

EUR / D&C Benchmarking EUR (Bcfe / 1,000’) 2.9 2.7 2.5 D&C ($ / ft) $950 $950 89 Source: Company IR materials. Antero assumptions based on Antero publicly disclosed information. Highly Rich Gas Cond Highly Rich Gas $897 $893 $825 Median = $893 Highly Rich Gas Cond Highly Rich Gas .6 2.4 1 Median = 2.4 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

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